As filed with the Securities and Exchange Commission on March 5, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09079

Morgan Keegan Select Fund, Inc.

(Exact name of registrant as specified in charter)

Morgan Keegan Tower Fifty North Front Street Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip code)

Allen B. Morgan, Jr.

Morgan Keegan Tower

Fifty North Front Street

Memphis, Tennessee 38103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 524-4100 with copies to:

Arthur J. Brown, Esq.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, N.W.

Washington, D.C. 20006

Date of fiscal year end: June 30, 2007

Date of reporting period: December 31, 2006

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders of Morgan Keegan Select Fund, Inc. (the “Fund”) pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report

December 31, 2006

Morgan Keegan
Select Fund, Inc.

Regions Morgan Keegan Select Short Term Bond Fund

A bond fund for investors who seek a high level of current income consistent with the preservation of capital primarily from investment grade bonds.

Regions Morgan Keegan Select Intermediate Bond Fund

A bond fund for investors who seek to earn a high level of income primarily from intermediate maturity, investment grade bonds.

Regions Morgan Keegan Select High Income Fund

A bond fund for investors who can accept higher risk and seek to earn a high level of income primarily from below investment grade bonds.

Select FUNDS

Regions Morgan Keegan

An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about each Fund can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 800-564-2188. Please read the prospectus carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

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[THIS PAGE INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

We are pleased to present the enclosed semi-annual report for Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (each, a “Fund” and collectively, the “Funds”). In this report, you will find information on each Fund’s investment objective and strategy and learn how your investment performed during the six months ended December 31, 2006. The portfolio managers will also provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes each Fund’s unaudited financial statements and each Fund’s portfolio of investments as of December 31, 2006.

As always, we appreciate your continued support of the Regions Morgan Keegan Select family of funds. It is important to stay focused on your long-term investment strategy. Your financial adviser can help you evaluate your portfolio’s performance to ensure that your diversified mix of investments is designed to help generate the long-term performance your goals demand. We remain committed to helping you pursue your financial goals through investments in our fund family. You have our commitment to bring you the highest level of disciplined decision making and personal service to meet your financial needs. If you have any questions about the Funds, please call us toll-free at 800-564-2188.

Sincerely,

Brian B. Sullivan, CFA

President

Morgan Keegan Select Fund, Inc.

February 23, 2007

ABOUT SHAREHOLDER AND FUND EXPENSES

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of expenses on their investments. As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and on redemptions; and (2) operating costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. Operating costs, which are deducted from a Fund’s gross income, reduce the investment return of the Fund.

A Fund’s operating expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning July 1, 2006 and ending December 31, 2006.

The following table illustrates your Fund’s costs in two ways:

Based on actual fund return.    This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading entitled “Expenses Paid During Period.”

Based on hypothetical 5% return.    This section is intended to help you compare your Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on the 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

ABOUT SHAREHOLDER AND FUND EXPENSES

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any sales charges (loads) on purchases or on redemptions which may be incurred by some of the Fund’s share classes. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these sales charges (loads) were included, your costs would have been higher.

You can find more information about the Fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period(1)

SHORT TERM BOND FUND
Actual
Class A Shares	0.71%	$1,000	$1036.20	$3.64
Class C Shares	0.91%	1,000	1035.30	4.67
Class I Shares	0.46%	1,000	1037.50	2.36
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.71%	$1,000	$1021.63	$3.62
Class C Shares	0.91%	1,000	1020.62	4.63
Class I Shares	0.46%	1,000	1022.89	2.35

INTERMEDIATE BOND FUND
Actual
Class A Shares	0.77%	$1,000	$1044.30	$3.97
Class C Shares	1.12%	1,000	1041.50	5.76
Class I Shares	0.52%	1,000	1044.60	2.68
Hypothetical (assuming a 5% return before expenses)
Class A Shares	0.77%	$1,000	$1021.32	$3.92
Class C Shares	1.12%	1,000	1019.56	5.70
Class I Shares	0.52%	1,000	1022.58	2.65

HIGH INCOME FUND
Actual
Class A Shares	1.10%	$1,000	$1051.60	$5.69
Class C Shares	1.60%	1,000	1049.00	8.26
Class I Shares	0.85%	1,000	1052.90	4.40
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.10%	$1,000	$1019.66	$5.60
Class C Shares	1.60%	1,000	1017.14	8.13
Class I Shares	0.85%	1,000	1020.92	4.33
(1)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Short Term Bond Fund seeks a high level of current income consistent with preservation of capital. The Fund invests primarily in investment grade bonds rated, at the time of purchase, BBB- or higher (or a comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment adviser to be of comparable quality. The types of securities that the Fund may purchase include bonds of U.S. corporate and governmental issuers, U.S. dollar-denominated bonds of foreign issuers, mortgage-backed and other asset-backed securities, and preferred stock. The Fund may also invest in collateralized mortgage obligations, repurchase agreements, adjustable rate securities and payable in-kind bonds. The average effective maturity of the Fund’s portfolio will generally be three years or less.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Funds with longer-term maturities generally are more vulnerable to interest rate risk than funds with shorter-term maturities.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended December 31, 2006, Regions Morgan Keegan Select Short Term Bond Fund’s Class A Shares had a total return of 3.62%, based on net asset value. The Fund’s six month total return surpassed the Lehman Brothers 1-3 Year U.S. Government/Credit Index(1) total return of 3.11% during the same period. The Fund’s Class A Shares paid $0.26 per share in distributions during the six months ended December 31, 2006.

The Fund’s allocation to asset-backed securities continues to enhance the income distributions that contributed to the Fund’s relative outperformance for the period. After two and a half years of rising short-term rates, we are preparing for the eventual reversal of that trend. While we will continue our focus on the 1-3 year part of the yield curve, we plan to begin utilizing less floating rate and amortizing assets in favor of a higher allocation to fixed rate assets with principal payments due only at maturity.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

By making subtle shifts in the asset mix of the Fund’s portfolio, our objective is to provide a relatively stable net asset value while producing as much income as possible given the short-term investment grade parameters of the Fund.

James C. Kelsoe, Jr., CFA Senior Portfolio Manager Morgan Asset Management, Inc.	David H. Tannehill, CFA Portfolio Manager Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

(1)

The Lehman Brothers 1-3 Year U.S. Government/Credit Index is an index composed of all bonds of investment grade quality with a maturity between one and three years. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

PORTFOLIO STATISTICS†

AS OF DECEMBER 31, 2006

Average Credit Quality	AA
Current Yield	4.87%
Yield to Maturity	6.83%
Duration	1.76 Years
Average Effective Maturity	2.35 Years
Total Number of Holdings	67

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF DECEMBER 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Government Guaranteed	21.0%	BBB+	4.7%
AAA	19.7%	BBB	14.0%
AA	6.4%	BBB-	8.5%
A+	5.1%	BB+ or Lower	4.5%
A	6.7%	Not Rated	4.3%

A-	5.1%	Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF DECEMBER 31, 2006

% OF TOTAL INVESTMENTS
Corporate Bonds	31.0%
U.S. Treasury Obligations	18.9%
Collateralized Debt Obligations	13.9%
Collateralized Mortgage Obligations	11.2%
Commercial Loans	5.6%
Home Equity Loans	4.3%
Equipment Leases	4.2%
Short-Term Investments	3.7%
Government & Agency Securities	3.5%
Franchise Loans	1.5%
Credit Cards	1.2%
Preferred Stocks	1.0%

†	The Fund’s composition is subject to change.

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Short Term Bond Fund—Class A Shares from the commencement of investment operations on March 8, 2001 to December 31, 2006(1) compared to the Lehman Brothers 1-3 Year U.S. Government/Credit Index(2).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Short Term Bond Fund—Class C Shares from the commencement of investment operations on November 4, 2005 to December 31, 2006(1) compared to the Lehman Brothers 1-3 Year U.S. Government/Credit Index(2).

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Short Term Bond Fund—Class I Shares from the commencement of investment operations on January 5, 2001 to December 31, 2006(1) compared to the Lehman Brothers 1-3 Year U.S. Government/Credit Index(2).

REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006(1)	SIX MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(3)
CLASS A SHARES**	2.07%	4.36%	3.65%	3.80%
(EXCLUDING SALES LOAD)	3.62%	5.95%	3.96%	4.07%
CLASS C SHARES***	2.49%	4.49%	N/A	5.25%
(EXCLUDING CDSC)	3.53%	5.54%	N/A	5.25%
CLASS I SHARES	3.75%	6.11%	4.25%	4.35%
LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX(2)	3.11%	4.25%	3.27%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 1.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)

Effective July 1, 2006, Morgan Asset Management, Inc. agreed to voluntarily waive a portion of its contractual investment advisory fee. Absent this waiver, which is subject to change at any time, performance would have been lower. Please see Note 3 to the Financial Statements for more information on the waiver.

(2)

The Lehman Brothers 1-3 Year U.S. Government/Credit Index is an index composed of all bonds of investment grade quality with a maturity between one and three years. Total returns for the index shown are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(3)	The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 8, 2001, November 4, 2005 and January 5, 2001, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 800-564-2188. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)
Asset-Backed Securities–Investment Grade–31.0% of Net Assets
	Collateralized Debt Obligations (“CDO”)–14.0%
$1,500,000	Acacia CDO 1 Ltd. 10A D, 8.488% 9/7/46 (a)	$1,500,000
1,528,891	CDO Repackaging Trust Series 2006-A 1, 7.307% 1/17/36 (a)	1,528,891
1,407,506	Diversified Asset Securitization Holdings II LP 1A A1, 7.873% 9/15/35	1,472,659
2,000,000	Fulton Street CDO Ltd. 1A A2, 5.930% 4/20/37 (a)	1,910,000
638,529	Harbourview CDO III Ltd. 3A A, 5.819% 9/15/31 (a)	609,796
1,500,000	Kodiak CDO 2006-1A G, 8.919% 8/7/37 (a)	1,462,500
500,000	Prado CDO Ltd. 2003-1A C, 7.480% 11/15/14 (a)	507,930
500,000	Stack Ltd. 2005-1A D, 6.590% 3/27/40 (a)	490,000
1,500,000	Taberna Preferred Funding Ltd. 2006-5A B1, 7.685% 8/5/36 (a)	1,484,580

		10,966,356

	Commercial Loans–5.7%
894,048	Bear Stearns Commercial Mortgage Securities 2001-TOP2 A1, 6.080% 2/15/35	905,060
419,374	Bank of America-First Union NB Commercial Mortgage 2001-3 A1, 4.890% 4/11/37	416,104
500,000	Chase Commercial Mortgage Securities Corp. 1997-1 E, 7.370% 6/19/29	500,968
865,926	Morgan Stanley Capital I 2003-IQ6 A1, 2.800% 12/15/41	849,937
517,232	Morgan Stanley Dean Witter Capital I 2001-280 A1, 6.148% 2/3/16 (a)	527,102
1,256,533	Mortgage Capital Funding Inc. 1998-MC2 A2, 6.423% 6/18/30	1,266,119

		4,465,290

	Credit Cards–1.2%
1,000,000	North Street Referenced Linked Notes 2000-2A B Ltd., 6.426% 10/30/11 (a)	935,000

	Equipment Leases–4.2%
1,499,701	Aviation Capital Group Trust 2000-1A A1, 5.810% 11/15/25 (a)	1,336,609
1,920,076	Aviation Capital Group Trust 2005-3A C1, 8.600% 12/25/35 (a)	1,958,477

		3,295,086

	Franchise Loans–1.5%
996,828	Atherton Franchisee Loan Funding 1999-A A2, 7.230% 4/15/12 (a)	1,021,462
150,254	FMAC Loan Receivables Trust 1999-C A, 6.750% 12/15/19 (a)	150,212

		1,171,674

	Home Equity Loans (Non-High Loan-To-Value)–4.4%
97,242	Empire Funding Home Loan Owner Trust 1999-1 M2, 9.000% 5/25/30	97,664
629,808	Equifirst Mortgage Loan Trust 2003-1 M3, 9.100% 12/25/32	629,816
113,005	Home Equity Asset Trust 2003-4 B2, 9.350% 10/25/33	114,418
1,000,000	Master Asset Backed Securities Trust 2004-HE1 M11, 6.350% 9/25/34	952,500

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)
Asset-Backed Securities–Investment Grade (continued)
	Home Equity Loans (Non-High Loan-To-Value) (continued)
$463,793	Morgan Stanley Home Equity Loan Notes 2006-2NA N1, 6.250% 2/25/36 (a)	$463,793
1,000,000	Park Place Securities Inc. 2004-WCW1 M8, 8.885% 9/25/34	1,021,207
161,016	SB Finance Trust 2005-KS6N A1A, 4.750% 7/25/35 (a)	159,808

		3,439,206

	Total Asset-Backed Securities–Investment Grade (cost $24,360,768)	24,272,612

Corporate Bonds–Investment Grade–24.0% of Net Assets
	Agriculture–1.3%
1,000,000	Cargill Inc., 6.150% 2/25/08 (a)	1,004,083

	Communications–0.9%
700,000	Walt Disney Co., 5.500% 12/29/06	700,000

	Cruise Lines–0.6%
500,000	Carnival Corp., 3.750% 11/15/07	493,226

	Electronics–1.7%
1,350,000	Ametek Inc., 7.200% 7/15/08	1,378,411

	Finance–8.1%
3,000,000	Countrywide Home Loans Inc., 4.250% 12/19/07	2,968,041
1,000,000	General Electric Capital Corp., 4.500% 6/27/08	989,709
1,000,000	General Electric Capital Corp., 5.720% 8/22/11	1,005,838
1,000,000	JP Morgan & Co. Inc., 6.700% 11/1/07	1,011,380
400,000	SLM Corp., 6.290% 1/31/14	374,464

		6,349,432

	Hotels–1.3%
1,000,000	Hospitality Properties Trust, 7.000% 3/1/08	1,015,868

	Industrial–1.9%
560,000	Grupo Minero Mexico SA de CV, 8.250% 4/1/08	576,800
814,000	Ispat Inland ULC, 9.750% 4/1/14	909,645

		1,486,445

	Insurance–1.3%
1,000,000	Unitrin Inc., 5.750% 7/1/07	1,000,748

	Medical–2.0%
1,576,000	Millipore Corp., 7.500% 4/1/07	1,581,464

	Special Purpose Entities–1.9%
500,000	Preferred Term Securities XXII Ltd., 6.450% 9/22/36 (a)	500,000
1,000,000	Two-Rock Pass Through Trust, 5.680% 12/31/49 (a)	983,970

		1,483,970

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)
Corporate Bonds–Investment Grade (continued)
	Technology–1.3%
$1,000,000	NCR Corp., 7.125% 6/15/09	$1,025,574

	Telecommunications–1.7%
1,200,000	US Unwired Inc., 10.000% 6/15/12	1,320,000

	Total Corporate Bonds–Investment Grade (cost $19,024,900)	18,839,221

Corporate Bonds–Below Investment Grade or Unrated–7.2% of Net Assets
	Communications–1.3%
1,000,000	COX Enterprises Inc., 4.375% 5/1/08 (a)	982,683

	Finance–5.9%
1,000,000	GMAC LLC, 6.125% 2/1/07	999,567
100,000	First National Bank of Omaha, 7.320% 12/1/10	100,556
1,000,000	Ford Motor Credit Co., 6.500% 1/25/07	999,340
1,000,000	Ford Motor Credit Co., 7.200% 6/15/07	1,000,793
500,000	Ford Motor Credit Co., 6.625% 6/16/08	499,659
1,000,000	Mainstreet Capital Trust I, 8.900% 12/1/27	1,063,117

		4,663,032

	Total Corporate Bonds–Below Investment Grade or Unrated (cost $5,687,313)	5,645,715

Mortgage-backed Securities–Investment Grade–11.3% of Net Assets
	Collateralized Mortgage Obligations–11.3%
1,577,919	Banc of America Mortgage Securities Inc. 2004-B 2A2, 4.133% 3/25/34	1,553,081
368,213	Countrywide Alternative Loan Trust 2004-15 1A2, 4.987% 9/25/34	374,128
419,814	Countrywide Alternative Loan Trust 2004-15 2A2, 5.268% 9/25/34	415,515
1,320,275	Countrywide Alternative Loan Trust 2005-82 B2, 7.330% 2/25/36	1,341,848
673,963	GSR Mortgage Loan Trust 2004-1 0F 1A1, 4.500% 8/25/19	662,511
1,626,316	Harborview Mortgage Loan Trust 2004-6 5A, 4.761% 8/19/34	1,584,937
743,713	Harborview Mortgage Loan Trust 2004-4 3A, 2.975% 6/19/34	740,524
1,500,000	Structured Adjustable Rate Mortgage Loan Trust 2006-8 4A2, 6.000% 9/25/36	1,501,665
682,642	Washington Mutual Inc. 2003-AR10 A4, 4.074% 10/25/33	676,197

	Total Mortgage-Backed Securities–Investment Grade (cost $8,930,764)	8,850,406

Government & Agency Securities–3.5% of Net Assets
1,500,000	Fannie Mae REMICS 2003-129 MB, 4.000% 12/25/16 (c)	1,478,323
152,083	Small Business Administration 2001-P10B, 6.344% 8/1/11	156,825
1,144,971	Small Business Administration Participation Certificates 2003-20E 1, 4.640% 5/1/23	1,113,566

	Total Government & Agency Securities (cost $2,814,015)	2,748,714

REGIONS MORGAN KEEGAN SELECT

SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount/ Shares	Description	Value (b)
U.S. Treasury Obligations–19.1% of Net Assets
$6,500,000	United States Treasury Bill, 4.760% 1/4/07	$6,497,644
8,500,000	United States Treasury Bill, 4.760% 1/11/07	8,489,611

	Total U.S. Treasury Obligations (cost $14,987,255)	14,987,255

Preferred Stocks–1.0% of Net Assets
30,000	Preferred Pass-Through Trust 2006-B BAC B (a)	807,000

	Total Preferred Stocks (cost $807,000)	807,000

Eurodollar Time Deposits–3.7% of Net Assets
2,938,225	State Street Bank & Trust Company Eurodollar time deposits dated December 29, 2006, 2.800%, maturing at $2,938,911 on January 2, 2007.	2,938,225

	Total Investments–100.8% of Net Assets (cost $79,550,240)	79,089,148

	Other Assets and Liabilities, net–0.8% of Net Assets	(604,185)

	Net Assets	$78,484,963

(a)	These securities are sold within the terms of a private placement memorandum, are exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to valuation policies and procedures adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

(b)	See Note 2 of accompanying Notes to Financial Statements regarding investment valuations.

(c)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select Intermediate Bond Fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The Fund seeks capital growth as a secondary objective when consistent with the Fund’s primary objective. The Fund invests primarily in investment-grade bonds rated, at the time of purchase, BBB- or higher (or a comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment adviser to be of comparable quality. The type of securities that the Fund may purchase include U.S. government securities, corporate bonds, debentures, notes, preferred stock, mortgage-backed and other asset-backed securities. The Fund may also invest up to 35% of its assets in below investment grade bonds (rated BB+ or lower or comparable rating, commonly referred to as “junk bonds”), convertible securities and common stocks. The average effective maturity of the Fund’s portfolio will generally be between three and ten years.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Funds with longer-term maturities generally are more vulnerable to interest rate risk than funds with shorter-term maturities. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended December 31, 2006, Regions Morgan Keegan Select Intermediate Bond Fund’s Class A Shares had a total return of 4.43%, based on net asset value. The Fund’s six month total return underperformed the Lehman Brothers Intermediate U.S. Aggregate Index(1) total return of 4.72% during the same period. The Fund’s Class A Shares paid $0.33 per share in distributions during the six months ended December 31, 2006, producing an income return of 6.65%.

During the period, we focused on moving out of some floating rate assets and into more fixed rate assets as we expect the Federal Reserve Board to begin lowering short-term interest rates at some point in 2007. The relative underperformance against the Fund’s benchmark is primarily due to credit spreads (the yield premium required for risky assets over riskless assets such as U.S. Treasuries) shrinking, causing an outperformance for corporate securities.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

The relative underperformance was most evident during the first month of this six-month period. During the month of July, the Lehman Brothers Intermediate U.S. Aggregate Index had a total return of 1.19%, while the Fund had a total return of 0.31%. Often, a sudden drop in interest rates will be followed by a corresponding quick upward move in the price of U.S. Treasuries which results in the outperformance of the Fund’s benchmark. Since the index is heavily weighted to U.S. Government obligations (33+% total U.S. Treasury and Agency securities), it tends to move very quickly with interest rate changes. The Fund, on the other hand, makes very limited use of U.S. Government obligations and will often underperform when interest rates drop quickly. However, our higher yielding portfolio usually catches up in subsequent months and has proven often to outperform over longer time frames, as was the case during this past six-month period where the Fund then outperformed its benchmark index for the next five months.

Income production is our primary objective and, with that in mind, we are more concerned about lower, rather than higher interest rates in 2007. Our concern is that lower rates will present more difficult challenges for income production than higher rates and will continue to require a further shift to fixed rate and longer duration assets at some point during 2007.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

(1)

The Lehman Brothers Intermediate U.S. Aggregate Index is a broad-based unmanaged index of intermediate U.S. investment grade fixed rate bonds, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO STATISTICS†

AS OF DECEMBER 31, 2006

Average Credit Quality	A-
Current Yield	6.61%
Yield to Maturity	7.92%
Duration	5.59 Years
Average Effective Maturity	7.45 Years
Total Number of Holdings	165

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF DECEMBER 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
Government Guaranteed	3.6%	A-	9.1%
AAA	11.6%	BBB+	8.1%
AA	4.8%	BBB	27.9%
AA-	2.3%	BBB-	15.3%
A+	3.6%	BB+ or Lower	1.7%
A	9.1%	Not Rated	2.9%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF DECEMBER 31, 2006

% OF TOTAL INVESTMENTS
Corporate Bonds	28.7%
Collateralized Debt Obligations	24.1%
Collateralized Mortgage Obligations	13.9%
Home Equity Loans	10.4%
Short-Term Investments	4.4%
Equipment Leases	4.3%
Credit Cards	3.3%
U.S. Treasury Obligations	2.1%
Government & Agency Securities	1.7%
Commercial Loans	1.4%
Certificate-Backed Obligations	1.4%
Franchise Loans	1.4%
Manufactured Housing Loans	1.2%
Preferred Stocks	1.2%
Small Business Loans	0.5%

†	The Fund’s composition is subject to change.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Bond Fund—Class A Shares from the commencement of investment operations on March 22, 1999 to December 31, 2006 compared to the Lehman Brothers Intermediate U. S. Aggregate Index(1).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Bond Fund—Class C Shares from the commencement of investment operations on March 22, 1999 to December 31, 2006 compared to the Lehman Brothers Intermediate U. S. Aggregate Index(1).

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select Intermediate Bond Fund—Class I Shares from the commencement of investment operations on March 22, 1999 to December 31, 2006 compared to the Lehman Brothers Intermediate U. S. Aggregate Index(1).

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006	SIX MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(2)
CLASS A SHARES**	2.34%	5.02%	6.36%	7.40%
(EXCLUDING SALES LOAD)	4.43%	7.16%	6.79%	7.68%
CLASS C SHARES***	3.11%	5.73%	6.41%	7.29%
(EXCLUDING CDSC)	4.15%	6.79%	6.41%	7.29%
CLASS I SHARES	4.46%	7.43%	7.06%	7.95%
LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE INDEX(1)	4.72%	4.58%	4.70%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.00%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)

The Lehman Brothers Intermediate U.S. Aggregate Index is a broad-based unmanaged index of intermediate U.S. investment grade fixed rate bonds, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 22, 1999.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 800-564-2188. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)

Asset-Backed Securities–Investment Grade–46.9% of Net Assets
	Certificate-Backed Obligations (“CBO”)–1.4%
$4,140,000	Galleria Ltd. 5A B, 6.290% 9/19/37 (a)	$3,177,450
5,524,231	Legacy Benefits Insurance Settlements LLC 2004-1 A, 5.350% 2/10/39 (a)	5,208,687
5,151,622	MKP CBO Ltd. 4A CS, 2.000% 7/12/40 (a)	4,963,073

		13,349,210

	Collateralized Debt Obligations (“CDO”)–24.6%
9,000,000	Acacia CDO 1 Ltd. 10A D, 8.488% 9/7/46 (a)	9,000,000
11,000,000	Attentus CDO Ltd. 2006-1A C2A, 6.896% 5/10/36 (a)	10,752,500
5,000,000	Attentus CDO Ltd. 2006-1A D, 8.196% 5/10/36 (a)	4,750,000
4,000,000	Attentus CDO Ltd. 2006-2A E1, 8.468% 10/9/41 (a)	3,940,000
11,466,685	CDO Repackaging Trust Series 2006-A 1, 7.307% 1/17/36 (a)	11,466,685
5,000,000	Charles River CDO 1X BV, 6.220% 12/9/37	4,900,000
4,926,270	Diversified Asset Securitization Holdings II LP 1A A1, 7.873% 9/15/35	5,154,307
6,315,743	E*Trade CDO I 2004-1A, 2.000% 1/10/40	6,378,902
6,000,000	Fiorente Funding Ltd. 2006-1A M1, Zero Coupon Bond 11/4/56 (a)	5,310,000
14,000,000	G Square Finance Ltd. 2006-1A C1, 6.537% 4/5/51 (a)	13,755,000
3,000,000	Grand Avenue CDO Ltd. 2005-1A, 1.913% 4/5/46	2,835,000
4,920,261	Grand Avenue CDO Ltd. 2005-1A D, 7.800% 4/5/46 (a)	4,871,058
9,500,000	GSC Partners CDO Fund Ltd. 2006-7A, 5.075% 5/25/20 (a)	9,215,000
3,990,809	Harbourview CDO III Ltd. 3A A, 5.819% 9/15/31 (a)	3,811,223
4,000,000	Highland Park CDO Ltd. 2006-1A E, 7.670% 11/25/51 (a)	3,740,000
4,812,500	Inman Square Funding 2005-2X IV, 9.436% 10/6/40	4,752,344
9,500,000	Kleros Preferred Funding Ltd. 2006-5A E, Zero Coupon Bond 1/10/50 (a)	9,452,500
3,000,000	Lincoln Avenue ABS CDO Ltd. 1-A D, 8.700% 7/5/46 (a)	2,985,000
6,000,000	Linker Finance PLC 16A E, 8.850% 5/19/45 (a)	5,850,000
15,000,000	LNR CDO Ltd. 2005-1A H, 6.000% 2/28/43 (a)	13,309,650
6,000,000	Kodiak CDO 2006-1A G, 8.919% 8/7/37 (a)	5,850,000
2,992,100	Orchid Structured Finance CDO Ltd. 2006-3A E, 9.120% 1/6/46 (a)	2,932,258
8,000,000	Palmer Square PLC 2A CN, 5.966% 11/2/45 (a)	7,920,000
4,000,000	Prado CDO Ltd. 2003-1A C, 7.480% 11/15/14 (a)	4,063,440
2,400,000	Restructured Asset Securities 2003-3A A3, 6.143% 1/29/22 (a)	2,002,056
7,000,000	Rutland Rated Investments MB06-4A E, Zero Coupon Bond 5/28/46 (a)	6,903,400
7,000,000	Stack Ltd. 2005-1A D, 6.590% 3/27/40 (a)	6,860,000
5,000,000	Taberna Preferred Funding Ltd. 2005-3A D, 6.520% 2/5/36 (a)	4,825,500
8,500,000	Taberna Preferred Funding Ltd. 2006-5A B1, 7.685% 8/5/36 (a)	8,412,620
7,000,000	Taberna Preferred Funding Ltd. 2006-6A, 6.100% 12/5/36 (a)	6,960,800
5,000,000	Tahoma CDO Ltd. 2006-1A D, 9.006% 6/18/47 (a)	5,000,000
8,000,000	Trapeza CDO I LLC 2006-10A D2, 8.700% 6/6/41 (a)	8,200,000
9,000,000	Trapeza CDO I LLC 2006-11A D2, 7.104% 10/10/41 (a)	9,000,000

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)
Asset-Backed Securities–Investment Grade (continued)
	Collateralized Debt Obligations (“CDO”) (continued)
5,000,000	Vertical CDO Ltd. 2006-CR1A F, 7.580% 4/22/46 (a)	5,000,000
5,000,000	Webster CDO Ltd. 2006-1A B2L, 9.184% 4/13/47 (a)	4,927,344

		225,086,587

	Commercial Loans–0.2%
	Bear Stearns Commercial Mortgage Securities 2000-WF1 X, 0.452% 2/15/32 interest-only strips	975,465
	Commercial Capital Access One Inc. 3A X, 2779.106% 2/15/09 interest-only strips (a)	1,202,629
	Legg Mason Mortgage Capital Corp. 2003-20, 4.856% 7/25/21 interest-only strips (a)	80,095

		2,258,189

	Credit Cards–3.4%
5,000,000	Curzon Funding HZ05-1 D, 8.289%, 2/1/95	4,937,500
17,299,000	North Street Referenced Linked Notes 2000-1 Ltd. 2000-2A B, 6.426% 10/30/11 (a)	16,174,565
12,000,000	North Street Referenced Linked Notes 2000-1 Ltd. 2000-2A C, 6.876% 10/30/11 (a)	10,170,000

		31,282,065

	Equipment Leases–4.0%
3,743,859	Aircraft Lease Securitisation Ltd. 2005-1A C1, 9.070% 9/9/30 (a)	3,774,221
20,495,917	Aviation Capital Group Trust 2000-1A A1, 5.810% 11/15/25 (a)	18,266,986
14,400,567	Aviation Capital Group Trust 2005-3A C1, 8.600% 12/25/35 (a)	14,688,580

		36,729,787

	Franchise Loans–1.5%
6,830,252	Atherton Franchisee Loan Funding 1999-A A2, 7.230% 4/15/12 (a)	6,999,041
1,000,000	Atherton Franchisee Loan Funding 1998-A B, 6.850% 5/15/20 (a)	986,793
	FFCA Secured Lending Corp. 1998-1, 1.196% 10/18/25 interest-only strips (a)	402,302
5,273,000	FMAC Loan Receivables Trust 1997-A C, 7.900% 4/15/19 (a)	4,990,578

		13,378,714

	Home Equity Loans (Non-High Loan-To-Value)–10.0%
2,434,000	ACE Securities Corp. 2004-IN1 M6, 6.590% 5/25/34	2,466,555
5,000,000	ACE Securities Corp. 2005-HE2 M10, 6.060% 4/25/35	4,350,000
2,000,000	Aegis Asset Backed Securities Trust 2004-2 B3, 9.100% 6/25/34	1,990,000
3,127,209	Equifirst Mortgage Loan Trust 2003-1 M3, 9.100% 12/25/32	3,127,247
13,131,000	GSAMP Trust 2006-S2 M7, 7.250% 1/25/36	12,742,322
904,041	Home Equity Asset Trust 2003-4 B2, 9.350% 10/25/33	915,342
9,395,372	Home Equity Asset Trust 2003-4 B1, 9.350% 10/25/33	9,284,225

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)
Asset-Backed Securities–Investment Grade (continued)
	Home Equity Loans (Non-High Loan-To-Value) (continued)
$3,375,000	Lake Country Mortgage Loan Trust 2005-HE1 M8, 6.280% 12/25/32 (a)	$3,307,500
15,380,874	Lehman XS Notes 2006-10N1 A1, 7.250% 7/28/46 (a)	15,380,874
3,009,000	Master Asset Backed Securities Trust 2004-HE1 M11, 6.350% 9/25/34	2,866,073
2,982,000	Meritage Mortgage Loan Trust 2005-3 B2, 8.350% 1/25/36 (a)	2,415,420
1,338,243	Morgan Stanley Dean Witter Capital I 2002-NC3 B1, 5.190% 8/25/32	1,347,022
4,174,133	Morgan Stanley Home Equity Loan Notes 2006-2NA N1, 6.250% 2/25/36 (a)	4,174,133
9,000,000	Park Place Securities Inc. 2004-WCW1 M8, 8.885% 9/25/34	9,190,863
5,000,000	Park Place Securities Inc. 2005-WCW2 M9, 7.385% 7/25/35	4,650,000
1,525,805	Renaissance Home Equity Loan Trust 2003-3 M6, 6.250% 12/25/33	1,508,670
1,449,140	SB Finance Trust 2005-KS6N A1A, 4.750% 7/25/35 (a)	1,438,271
3,500,000	Soundview Home Equity Loan Trust 2005-A M11, 6.280% 4/25/35 (a)	2,800,000
8,050,000	Terwin Mortgage Trust 2005-5SL B3, 5.500% 5/25/35 (a)	7,667,625

		91,622,142

	Small Business Loans–0.6%
4,999,691	ACLC Business Loan Receivables Trust 1999-2 B, 8.745% 1/15/21 (a)	5,029,489

	Manufactured Housing Loans–1.2%
11,140,557	Mid-State Trust 2005-1 B, 7.758% 1/15/40	11,303,655

	Total Asset-Backed Securities–Investment Grade (cost $431,204,808)	430,039,838

Asset-Backed Securities–Below Investment Grade or Unrated–2.2% of Net Assets
	Commercial Loans–1.2%
12,830,000	GMAC Commercial Mortgage Securities Inc. 2004-C3 H, 5.415% 12/10/41 (a)	10,919,228

	Equipment Leases–0.4%
5,000,000	Lease Investment Flight Trust 1 A1, 5.740% 7/15/31	3,556,250

	Home Equity Loans (Non-High Loan-To-Value)–0.6%
590,480	Aames Mortgage Trust 2001-3 B, 7.130% 11/25/31	572,766
2,589,429	Asset Backed Securities Corp. Home Equity 2003-HE1 M4, 7.720% 1/15/33	621,463
4,000,000	Merrill Lynch Mortgage Investors Inc. 2005-SL1 B5, 8.850% 6/25/35 (a)	3,340,000
1,042,074	Sharp SP I LLC Trust 2005-HE1N NB, 10.000% 2/25/35 (a)	969,128

		5,503,357

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)

Asset-Backed Securities–Below Investment Grade or Unrated (continued)
	Manufactured Housing Loans–0.0%
$300,000	UCFC Manufactured Housing Contract 1996-1 M, Zero Coupon Bond 1/15/28	$118,169

	Total Asset-Backed Securities–Below Investment Grade or Unrated (cost $23,152,224)	20,097,004

Corporate Bonds–Investment Grade–27.3% of Net Assets
	Cruise Lines–0.3%
2,654,000	Royal Caribbean Cruises Ltd., 7.250% 3/15/18	2,682,361

	Electronics–0.6%
5,000,000	Ametek Inc., 7.200% 7/15/08	5,105,225

	Finance–4.6%
7,000,000	ABN Amro Bank NV/London, 9.375% 11/17/09 (a)	6,930,000
8,000,000	BOI Capital Funding No. 3, 6.107% 8/29/49 (a)	7,857,896
5,000,000	Capital One Capital III, 7.686% 8/15/36	5,662,795
5,150,000	General Electric Capital Corp., 4.500% 6/27/08	5,097,001
4,000,000	SLM Corp., 6.270% 1/31/14	3,744,640
12,000,000	SunTrust Capital VIII, 6.100% 12/1/66	11,672,736
1,000,000	Wells Fargo Capital X, 5.950% 12/15/36	980,088

		41,945,156

	Hotels–0.2%
1,500,000	Hospitality Properties Trust, 7.000% 3/1/08	1,523,802

	Insurance–4.0%
11,475,000	AXA SA, 6.463% 12/31/49 (a)	11,329,772
17,800,000	Liberty Mutual Insurance Co, 7.697% 10/15/97 (a)	18,215,345
8,300,000	Principal Life Income Funding Trust, 3.460% 3/1/12	7,454,396

		36,999,513

	Materials–2.7%
5,000,000	Ispat Inland ULC, 9.750% 4/1/14	5,587,500
17,000,000	Stanley Works Capital Trust I, 5.902% 12/1/45	15,982,023
3,500,000	The Home Depot Inc., 5.400% 3/1/16	3,423,161

		24,992,684

	Medical–0.9%
3,250,000	Millipore Corp., 7.500% 4/1/07	3,261,268
5,000,000	Universal Health Services Inc., 7.125% 6/30/16	5,222,285

		8,483,553

	Retail–0.6%
5,550,000	Autozone Inc., 4.750% 11/15/10	5,397,125

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)

Corporate Bonds–Investment Grade (continued)
	Special Purpose Entities–13.0%
$2,000,000	C10 Capital SPV Ltd., 6.722% 12/31/49 (a)	$1,978,140
10,000,000	Duane Park I Ltd., 7.500% 6/27/16 (a)	10,000,000
7,500,000	Hybrid Capital, 8.000% 4/29/49	7,623,900
13,000,000	ILFC E-Capital Trust I, 5.900% 12/21/65 (a)	13,134,628
5,000,000	InCaps Funding I Ltd., 7.400% 6/1/33 (a)	4,900,000
12,500,000	JP Morgan Chase Capital XX, 6.550% 9/29/36	12,907,588
12,000,000	Mangrove Bay Pass-Through Trust, 6.102% 7/15/33 (a)	11,705,280
4,975,224	Muzinich CBO II Ltd., 7.150% 10/15/13 (a)	5,171,149
482,507	MMCaps Funding I Ltd., 8.030% 6/15/31 (a)	537,518
2,000,000	North Street 2000-1 Ltd., 5.826% 7/30/10 (a)	1,860,000
130,000	Preferred Pass-Through Trust 2006, Zero Coupon Bond 12/1/26 (a)	13,065,000
4,000,000	Preferred Term Securities, 6.690% 12/11/32 (a)	4,130,000
1,500,000	Preferred Term Securities XXI, 6.450% 9/22/36 (a)	1,500,000
6,000,000	Pyxis Master Trust 2006-7, 10.326% 10/1/37 (a)	6,000,000
3,000,000	Racers, 8.507% 10/15/13	2,988,750
6,000,000	Rally CDO Ltd., 5.020% 3/30/10 (a)	5,970,000
15,355,000	Two-Rock Pass Through Trust, 5.680% 12/31/49 (a)	15,108,859

		118,580,812

	Technology–0.2%
2,000,000	NCR Corp., 7.125% 6/15/09	2,051,148

	Telecommunications–0.2%
1,500,000	Telecom Italia Capital SA, 7.200% 7/18/36	1,567,077

	Total Corporate Bonds–Investment Grade (cost $250,776,733)	249,328,456

Corporate Bonds–Below Investment Grade or Unrated–2.1% of Net Assets
	Consumer Goods–0.5%
5,000,000	Deluxe Corp., 5.000% 12/15/12	4,337,500

	Finance–0.8%
3,250,000	First National Bank of Omaha, 7.320% 12/1/10	3,268,073
4,000,000	Ford Motor Credit Co, 6.625% 6/16/08	3,997,272

		7,265,345

	Materials–0.6%
750,000	Mueller Industries Inc., 6.000% 11/1/14	698,438
4,910,000	Sappi Papier Holding AG, 6.750% 6/15/12 (a)	4,896,949

		5,595,387

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)

Corporate Bonds–Below Investment Grade or Unrated (continued)
	Special Purpose Entities–0.2%
$536,607	CA FM Lease Trust, 8.500% 7/15/17 (a)	$575,505
1,000,000	Pyxis Master Trust 2006-8, 10.326% 10/1/37 (a)	1,000,000

		1,575,505

	Total Corporate Bonds–Below Investment Grade or Unrated (cost $18,996,989)	18,773,737

Mortgage-Backed Securities–Investment Grade–13.9% of Net Assets
	Collateralized Mortgage Obligations–13.9%
4,906,344	Countrywide Alternative Loan Trust 2005-24 1B2, 5.751% 7/20/35	4,654,893
10,965,197	Countrywide Alternative Loan Trust 2005-58 B2, 6.526% 12/20/35	10,910,371
2,998,353	Countrywide Alternative Loan Trust 2005-82 B2, 7.330% 2/25/36	3,047,346
12,000,000	Countrywide Alternative Loan Trust 2006-6CB 1A5, 5.500% 5/25/36	11,327,316
	Harborview Mortgage Loan Trust 2003-2 1X, 1.516% 10/19/33 interest-only strips	183,129
	Harborview Mortgage Loan Trust 2004-1 X, 1.473% 4/19/34 interest-only strips	121,606
	Harborview Mortgage Loan Trust 2004-8 X, 0.949% 11/19/34 interest-only strips	547,093
7,908,408	Harborview Mortgage Loan Trust 2006-4 B10, 6.750% 5/19/47	6,703,641
8,811,924	Impac Secured Assets CMN Owner Trust 2005-1 B3, 5.687% 7/25/35	8,976,619
15,953,000	Lehman Mortgage Trust 2006-6 4A16, 6.000% 12/25/36	15,952,841
	Mellon Residential Funding Corp. 2004-TBC1 X, 0.568% 2/26/34 interest-only strips (a)	586,360
14,500,000	Park Place Securities Inc. 2005-WHQ2 M11, 7.824% 5/25/35	13,455,710
9,754,000	Residential Funding Mortgage Securities I 2006-S6 A10, 6.000% 7/25/36	9,783,164
1,674,900	SACO I Inc. 2000-3A 1B3, 7.777% 9/25/40 (a)	1,669,455
184,128	Sail Notes 2004-5A B, 6.750% 6/27/34 (a)	184,588
214,428	Salomon Brothers Mortgage Securities VII Inc. 2000-1 B1, 9.000% 3/25/22	213,598
12,000,000	Structured Adjustable Rate Mortgage Loan Trust 2006-3 3A2, 5.750% 4/25/36	12,179,472
11,009,000	Structured Adjustable Rate Mortgage Loan Trust 2006-8 4A2, 6.000% 9/25/36	11,021,220
610,747	Structured Asset Securities Corp. 1999-SP1 B, 9.000% 5/25/29	606,706
	Washington Mutual Alternative Mortgage Pass-Through Certificates 2006-AR7 X2PP, 0.960% 9/25/46 interest-only strips	3,976,990
11,000,000	Wells Fargo Mortgage Backed Securities Trust 2006-11 A18, 6.000% 9/25/36	10,885,952

	Total Mortgage-Backed Securities–Investment Grade (cost $128,276,504)	126,988,070

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount/ Shares	Description	Value (b)

Mortgage-Backed Securities–Below Investment Grade Or Unrated–0.4% of Net Assets
	Collateralized Mortgage Obligations–0.4%
$3,725,000	Sasco Trust 2003-BC2 N3, 10.000% 2/27/33 (a)	$3,371,125

	Total Mortgage-Backed Securities–Below Investment Grade or Unrated (cost $3,614,552)	3,371,125

Government & Agency Securities–1.7% of Net Assets
1,500,000	Federal Home Loan Bank System, Zero Coupon Bond 3/16/20	1,134,375
	Fannie Mae-Aces 1997-M6, 0.757% 3/17/37 interest-only strips (c)	311,040
	Fannie Mae-Aces 1999-M3, 0.792% 6/25/38 interest-only strips (c)	661,320
172,572	Small Business Administration Participation Certificates 1994-20J 1, 8.300% 10/1/14	181,805
117,696	Small Business Administration Participation Certificates 1997-20D 1, 7.500% 4/1/17	122,971
74,432	Small Business Administration Participation Certificates 2000-20B 1, 7.730% 2/1/20	79,142
118,385	Small Business Administration Participation Certificates 2000-20D 1, 7.470% 4/1/20	124,789
1,874,788	Small Business Administration Participation Certificates 2001-20J 1, 5.760% 10/1/21	1,911,058
6,533,207	Small Business Administration Participation Certificates 2003-20E 1, 4.640% 5/1/23	6,354,008
547,499	Small Business Administration 2001-P10B 1, 6.344% 8/1/11	564,572
1,132,834	Small Business Administration 2002-P10A 1, 6.030% 2/1/12	1,127,170
1,153,063	Small Business Administration 2003-P10A 1, 4.524% 2/10/13	1,132,884
1,828,964	Small Business Administration 2004-P10A 1, 4.504% 2/1/14	1,719,225

	Total Government & Agency Securities (cost $17,791,366)	15,424,359

U.S. Treasury Obligations–2.2% of Net Assets
8,500,000	United States Treasury Bill, 4.760% 1/4/07	8,496,919
11,500,000	United States Treasury Bill, 4.760% 1/11/07	11,485,944

	Total U.S. Treasury Obligations (cost $19,982,863)	19,982,863

Preferred Stocks–1.2% of Net Assets
400,000	Preferred Pass-Through Trust 2006-B BAC B (a)	10,760,000

	Total Preferred Stocks (cost $10,760,000)	10,760,000

Eurodollar Time Deposits–1.2% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated December 29, 2006, 4.050%, maturing at $11,295,642 on January 2, 2007.	11,290,561

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Description	Value (b)
Repurchase Agreement–3.3% of Net Assets
Repurchase agreement with Morgan Stanley, 4.800%, dated December 29, 2006 to be repurchased at $30,600,000 on January 2, 2007, collaterized by a $30,606,515 U.S. Treasury note with maturity of February 15, 2019.	$30,000,000

Total Investments–102.4% of Net Assets (cost $945,846,600)	936,056,013

Other Assets and Liabilities, net–(2.4)% of Net Assets	(22,261,966)

Net Assets	$913,794,047

(a)	These securities are sold within the terms of a private placement memorandum, are exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to valuation policies and procedures adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

(b)	See Note 2 of accompanying Notes to Financial Statements regarding investment valuations.

(c)	The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

OBJECTIVE & STRATEGY

Regions Morgan Keegan Select High Income Fund seeks a high level of income by investing in below investment grade bonds (commonly referred to as “junk bonds”). The Fund seeks capital growth as a secondary objective when consistent with the Fund’s primary objective. The Fund generally invests primarily in below investment-grade bonds. Except with respect to up to 10% of its total assets, these debt securities will be rated, at the time of purchase, CCC- or higher (or a comparable rating) by at least one nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment adviser to be of comparable quality. The Fund may also invest in investment grade bonds. The types of securities the Fund may purchase include corporate bonds, mortgage-backed and asset-backed securities and other structured finance vehicles, convertible debt securities, U.S. government securities and municipal and foreign government obligations. The Fund may invest up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. Such securities may include common stocks of real estate investment trusts and utilities. The average effective maturity of the Fund’s portfolio will generally be between three and fifteen years. The Fund is closed to new investors.

INVESTMENT RISKS:    Bond funds tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Funds with longer-term maturities generally are more vulnerable to interest rate risk than funds with shorter-term maturities. Below investment grade debt securities are considered speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended December 31, 2006, Regions Morgan Keegan Select High Income Fund’s Class A Shares had a total return of 5.16%, based on net asset value. The Fund’s six month total return underperformed the Lehman Brothers Ba U.S. High Yield Index(1) total return of 8.06% during the same period. The Fund’s Class A Shares paid $0.50 per share in distributions from net investment income and $0.07 per share in distributions from capital gains during the six months ended December 31, 2006.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

During the period, corporate high yield debt and common stocks were the best performing asset categories. Credit spreads (the yield premium required for risky assets over riskless assets such as U.S. Treasuries) contracted, or shrank significantly in the corporate sector providing meaningful outperformance for corporate securities. In the asset-backed sector, however, concerns over the slow down in housing and real estate in general caused credit spreads to expand, especially in the subprime home equity sector, and acted to depress overall performance from our portfolio of mortgage-related securities. Asset-backed bonds secured by aircraft leases, medical equipment leases and ship leases continued to perform very well.

During the period we have made substantial allocation shifts away from home equity loans and into collateralized loan obligations focusing specifically on packages of senior secured corporate loans, issued by both domestic and international companies. Further allocation shifts will focus on moving out of some floating rate assets and into more fixed rate assets as we expect economic growth to show further weakness in the 2nd and 3rd quarters, which should lead to an eventual lowering of short-term rates by the Federal Reserve Board in 2007.

James C. Kelsoe, Jr., CFA

Senior Portfolio Manager

Morgan Asset Management, Inc.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. These views are subject to change at any time based upon market or other conditions, and Morgan Asset Management, Inc. disclaims any responsibility to update such views. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

INDEX DESCRIPTION

(1)

The Lehman Brothers Ba U.S. High Yield Index is a broad-based unmanaged index of Ba fixed rate, non-investment grade debt. All bonds included in the High Yield Index must be dollar-denominated, nonconvertible, have at least one year remaining to maturity, and an outstanding par value of at least $150 million. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PORTFOLIO STATISTICS†

AS OF DECEMBER 31, 2006

Average Credit Quality	BB-
Current Yield.	10.29%
Yield to Maturity	11.87%
Duration	4.47 Years
Average Effective Maturity	5.96 Years
Total Number of Holdings	314

†	The Fund’s composition is subject to change.

CREDIT QUALITY†

AS OF DECEMBER 31, 2006

% OF TOTAL INVESTMENTS		% OF TOTAL INVESTMENTS
AAA	3.8%	B	16.2%
A	0.1%	CCC	14.4%
BBB	10.6%	CC	2.0%
BB	29.8%	D	0.6%
		Not Rated	22.5%

		Total	100.0%

†	The Fund’s composition is subject to change.

ASSET ALLOCATION†

AS OF DECEMBER 31, 2006

% OF TOTAL INVESTMENTS
Corporate Bonds	30.3%
Collateralized Mortgage Obligations	16.5%
Collateralized Debt Obligations	15.4%
Equipment Leases	9.1%
Home Equity Loans	9.0%
Common Stocks	8.2%
Preferred Stocks	3.7%
Collateralized Loan Obligations	2.6%
Short-Term Investments	2.0%
Certificate-Backed Obligations	1.3%
Franchise Loans	0.8%
Corporate Loans	0.5%
Commercial Loans	0.5%
Other	0.1%

†	The Fund’s composition is subject to change.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select High Income Fund—Class A Shares from the commencement of investment operations on March 22, 1999 to December 31, 2006 compared to the Lehman Brothers Ba U.S. High Yield Index(1).

GROWTH OF A $10,000 INVESTMENT

CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select High Income Fund—Class C Shares from the commencement of investment operations on March 22, 1999 to December 31, 2006 compared to the Lehman Brothers Ba U.S. High Yield Index(1).

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in Regions Morgan Keegan Select High Income Fund—Class I Shares from the commencement of investment operations on March 22, 1999 to December 31, 2006 compared to the Lehman Brothers Ba U.S. High Yield Index(1).

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PERFORMANCE INFORMATION

	AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006	SIX MONTHS*	1 YEAR	5 YEAR	COMMENCEMENT OF INVESTMENT OPERATIONS(2)
CLASS A SHARES**	2.53%	8.33%	11.58%	12.68%
(EXCLUDING SALES LOAD)	5.16%	11.11%	12.15%	13.05%
CLASS C SHARES***	3.85%	9.45%	11.59%	12.49%
(EXCLUDING CDSC)	4.90%	10.55%	11.59%	12.49%
CLASS I SHARES	5.29%	11.38%	12.42%	13.32%
LEHMAN BROTHERS BA U.S. HIGH YIELD INDEX(1)	8.06%	10.07%	7.89%	N/A
*	Not annualized for periods less than one year.
**	Reflects the maximum sales load of 2.50%.
***	Reflects the maximum contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

(1)

The Lehman Brothers Ba U.S. High Yield Index is a broad-based unmanaged index of Ba fixed rate, non-investment grade debt. All bonds included in the High Yield Index must be dollar-denominated, nonconvertible, have at least one year remaining to maturity, and an outstanding par value of at least $150 million. The index is unmanaged and, unlike the Fund, is not affected by cashflows or trading and other expenses. It is not possible to invest directly in an index.

(2)	The Fund’s Class A Shares, Class C Shares and Class I Shares commenced investment operations on March 22, 1999.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent performance, call toll-free 800-564-2188. The Fund’s performance results are shown on a total return basis and include the reinvestment of all dividends and capital gain distributions in the Fund. Returns shown in the chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)

Asset-Backed Securities–Investment Grade–2.9% of Net Assets
	Collateralized Debt Obligations (“CDO”)–2.3%
$5,000,000	Palmer Square PLC 2A CN, 5.965% 11/2/45 (a)	$4,950,000
10,000,000	Taberna Preferred Funding, Ltd. 2006-6A, 6.100% 12/5/36 (a)	9,944,000
10,000,000	Taberna Preferred Funding, Ltd. 2006-7A C1, Zero Coupon Bond 2/5/37 (a)	9,840,000
4,328,000	Trapeza CDO I LLC 2006-10A, 6.700% 6/6/41	3,981,760

		28,715,760

	Commercial Loans–0.1%
	Asset Securitization 1996-D2 ACS2, 1.176% 2/14/29 interest-only strips	38,668

	Home Equity Loans (Non-High Loan-To-Value)–0.5%
4,250,000	Countrywide Asset-Backed Certificates 2006-SPS1, 7.000% 12/25/25	3,620,958
4,000,000	Soundview Home Equity Loan Trust 2005-A B1, 8.350% 4/25/35 (a)	3,200,000

		6,820,958

	Total Asset-Backed Securities–Investment Grade (cost $36,011,215)	35,575,386

Asset-Backed Securities–Below Investment Grade or Unrated–35.8% of Net Assets
	Certificate-Backed Obligations (“CBO”)–1.3%
4,454,180	Antares Funding LP, 13.413% 12/14/11 (a)	4,765,972
6,500,000	Eirles Two Limited 262, 10.870% 8/3/21	6,500,000
4,700,000	Eirles Two Limited 263, 13.370% 8/3/21	4,700,000
340,588	Seneca CBO III Ltd., Zero Coupon Bond 12/12/12 (a)	204,353

		16,170,325

	Collateralized Debt Obligations (“CDO”)–13.0%
5,000,000	Acacia CDO, Ltd. 10A, 3.700% 9/7/46 (a)	2,280,500
11,000,000	Aladdin CDO 2006-3A, 10.365% 10/31/13 (a)	5,170,000
4,250,000	Alesco Preferred Funding Ltd. 13A I, Zero Coupon Bond 9/23/37	4,098,913
3,500,000	Attentus CDO Ltd. 2006-2A, Zero Coupon Bond 10/9/41	3,202,500
8,000,000	Attentus CDO Ltd. 2006-2A, Zero Coupon Bond 10/9/41	7,776,000
10,550,000	Commodore 1A C, 8.120% 2/28/37 (a)	4,958,500
7,000,000	Dillon Read CMBS CDO Ltd. 2006-1A, Zero Coupon Bond 12/5/46 (a)	6,118,910
9,000,000	Diversified Asset Securitization Holdings 2 1A B1, 9.712% 9/15/35 (a)	4,770,000
7,000,000	Dryden Leveraged Loan CDO 2005-9A DFN, Zero Coupon Bond 9/20/19	5,950,000
7,000,000	Equinox Funding 1A D, 12.276% 11/15/12 (a)	3,850,000
4,000,000	Grand Avenue CDO 2005-1A E2 , 10.500% 4/5/46 (a)	4,000,000

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)

Asset-Backed Securities–Below Investment Grade or Unrated (continued)
	Collateralized Debt Obligations (“CDO”) (continued)
$2,000,000	801 Grand CDO 06-1 LLC, 11.390% 9/20/16 (a)	$1,985,000
10,000,000	Global Leveraged Capital Credit Opportunity Fund 2006-1A, Zero Coupon Bond 12/20/18 (a)	10,000,000
7,000,000	GSC Partners CDO Fund Ltd. 2006-7A, 5.074% 5/25/20 (a)	7,122,500
5,792,326	Hewett’s Island 2004-1A, 12.390% 12/15/16	5,589,594
3,000,000	IXIS ABS CDO 1 Ltd., Zero Coupon Bond 12/12/46 (a)	2,340,000
5,000,000	Jazz CDO BV III-A EB, 10.713% 9/26/14 (a)	5,000,000
37,000,000	Kenmore Street Synthetic CDO 2006-1A, 10.365% 4/30/14 (a)	17,390,000
5,500,000	Kleros Preferred Funding Ltd. 2006-5A, 10.000% 1/10/50 (a)	5,060,000
3,249,471	Knollwood CDO Ltd. 2006-2A E, 11.373% 7/13/46 (a)	3,249,471
5,250,000	Knollwood CDO Ltd. 2006-2A SN, 15.000% 7/13/46	4,830,000
10,000,000	Kodiak CDO 2006-1A, 3.712% 8/7/37 (a)	9,250,000
9,500,000	OFSI Fund 2006-1A, 2.000% 9/20/19 (a)	9,600,700
4,743,627	Peritus I CDO Ltd. 2005-1A C, 9.000% 5/24/15 (a)	4,634,239
7,450,000	Silver Elms CDO PLC 2006-1A E, 10.000% 12/22/51	6,816,750
2,000,000	Trapeza CDO I LLC 2006-11A F, 10.361% 10/10/41	2,000,000
2,000,000	Trapeza CDO I LLC 2006-11A, Zero Coupon Bond 10/10/41	1,920,000
8,000,000	Tropic CDO Corp. 2006-5A C1, Zero Coupon Bond 7/15/36	7,576,000
6,000,000	Veritas 2006-2A, 15.000% 7/11/21 (a)	5,760,000

		162,299,577

	Collateralized Loan Obligations (“CLO”)–2.6%
8,000,000	Babson CLO Ltd. 2005-2A, Zero Coupon Bond 7/20/19	7,545,040
3,400,000	Latitude CLO Ltd. 2005-1X, 8.200% 12/15/17	3,157,750
4,000,000	Ocean Trails CLO 2006-1A, Zero Coupon Bond 10/12/20	3,860,000
4,000,000	Rosedale CLO Ltd. I-A II, 5.146% 7/26/21 (a)	3,840,000
4,500,000	Stanfield Bristol CLO, Ltd., Zero Coupon Bond 10/15/19 (a)	4,275,000
10,000,000	Telos CLO Ltd. 2006-1A, Zero Coupon Bond 10/11/21 (a)	9,850,000

		32,527,790

	Commercial Loans–0.5%
10,000,000	Merrill Lynch Mortgage Investors Inc. 1998-C1 F, 6.250% 11/15/26	6,101,600

	Equipment Leases–9.1%
2,683,585	Aerco Limited 1X B1, 5.950% 7/15/23	1,751,227
12,509,195	Aerco Limited 2A B2, 6.400% 7/15/25 (a)	6,254,598
17,952,055	Aerco Limited 1X C1, 6.700% 7/15/23	7,046,182
21,885,203	Aerco Limited 2A C2, 7.400% 7/15/25 (a)	7,659,821
49,500,000	Aircraft Finance Trust 1999-1A A1, 5.830% 5/15/24 (a)	35,021,250
18,000,000	Airplanes Pass Through Trust 2001-1A A9, 5.900% 3/15/19	11,722,500
1,609,523	DVI Receivables 2001-2 A3, 3.519% 11/11/09	1,158,856
3,092,174	DVI Receivables 2001-2 A4, 4.613% 11/11/09	2,288,209
14,039,212	DVI Receivables 2002-1 A3A, 5.800% 6/11/10	7,510,978

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)

Asset-Backed Securities–Below Investment Grade or Unrated (continued)
	Equipment Leases (continued)
$21,075,000	Lease Investment Flight Trust 1 A1, 5.740% 7/15/31	$14,989,594
29,000,000	Pegasus Aviation Lease 2001-1A A1, 5.830% 5/10/31 (a)	17,907,500
10,552,752	Pegasus Aviation Lease 2001-1A B1, 6.850% 5/10/31 (a)	316,583
3,517,584	Pegasus Aviation Lease 2001-1A B2, 7.270% 5/10/31 (a)	105,528

		113,732,826

	Franchise Loans–0.8%
3,679,000	Falcon Franchise Loan 2000-1 F, 6.500% 11/5/17 (a)	2,210,785
2,809,000	Falcon Franchise Loan 2001-1 E, 6.500% 1/5/23	1,851,805
2,000,000	Falcon Franchise Loan 2001-1 F, 6.500% 1/5/23	1,009,020
6,348,000	Falcon Franchise Loan 2003-1 F, 6.000% 1/5/25 (a)	3,242,939
	FMAC Receivables Loan Trust 1996-B AX, 2.862% 11/15/18 interest-only strips (a)	1,759,427

		10,073,976

	Home Equity Loans (Non-High Loan-To-Value)–8.4%
5,645,000	ACE Securities Corp. 2005-HE6 B1, 8.350% 10/25/35 (a)	4,315,151
3,000,000	ACE Securities Corp. 2005-HE2 B1, 8.600% 4/25/35 (a)	2,385,000
713,635	Ameriquest Mortgage 2003-8 MV6, 8.541% 10/25/33	710,034
3,292,000	Asset Backed Securities Corp. Home Equity 2005-HE4 M12, 7.850% 5/25/35 (a)	2,843,465
6,000,000	Asset Backed Securities Corp. Home Equity 2005-HE5 M12, 8.350% 6/25/35 (a)	4,909,100
3,365,000	Asset Backed Securities Corp. Home Equity 2006-HE4 M9, 7.850% 5/25/36 (a)	3,009,050
350,258	Conseco Finance 2001-C B2, 9.350% 8/15/33	343,151
1,275,000	Equifirst Mortgage 2005-1 B3, 6.707% 4/25/35 (a)	1,048,688
3,620,500	Fremont Trust 2005-2 N3, 7.500% 6/25/35 (a)	3,258,450
4,786,000	GSAMP Trust 2006-S1 B2, 7.900% 11/25/35 (a)	4,098,012
8,401,000	GSAMP Trust 2006-S3 B2, 7.000% 5/25/36 (a)	7,031,217
4,000,000	Home Equity Asset Trust 2005-6 B4, 8.350% 12/25/35 (a)	3,315,000
4,435,000	Master Asset Backed Securities Trust 2005-FRE1 M10, 7.850% 10/25/35 (a)	3,592,350
1,606,227	Master Trust 2004-CI4 N2, 9.000% 4/26/34 (a)	1,558,040
4,139,000	Merrill Lynch Mortgage Investors Inc. 2005-SL1 B5, 8.850% 6/25/35 (a)	3,456,065
6,082,000	Structured Asset Securities Corporation 2005-S6 B3, 7.850% 11/25/35 (a)	5,040,457
7,156,547	Terwin Mortgage 2005-11SL B7, 5.000% 11/25/36 (a)	5,653,672
	Terwin Mortgage 2005-3SL B6, 11.500% 3/25/35 interest-only strips	1,106,684
8,000,504	Terwin Mortgage 2005-7SL, 6.001% 7/25/35 (a)	6,680,421
15,000,000	Terwin Mortgage 2005-R1, 5.000% 12/28/36 (a)	11,137,500

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)

Asset-Backed Securities–Below Investment Grade or Unrated (continued)
	Home Equity Loans (Non-High Loan-To-Value) (continued)
$10,000,000	Terwin Mortgage 2006-1 2B5, 5.000% 1/25/37 (a)	$7,700,000
12,799,000	Terwin Mortgage 2006-R2 A, 2.351% 12/25/36 (a)	10,838,705
13,512,500	Terwin Mortgage 2006-R3, 6.290% 6/26/37 (a)	11,249,156

		105,279,368

	Recreational Equipment–0.1%
759,454	Green Tree Recreational Equipment 1996-C CTFS, 7.650% 10/15/17	735,611

	Total Asset-Backed Securities–Below Investment Grade or Unrated (cost $467,738,335)	446,921,073

Corporate Bonds–Investment Grade–1.0% of Net Assets
	Finance–0.1%
2,000,000	ABN Amro Bank NV/London, 9.873% 11/17/09 (a)	1,980,000

	Special Purpose Entities–0.9%
5,000,000	Lincoln Park Referenced Linked Notes 2001-1 Ltd., 8.796% 7/30/2031 (a)	4,450,000
6,375,000	Pyxis Master Trust 2006-7, 10.326% 10/1/37 (a)	6,375,000

		10,825,000

	Total Corporate Bonds–Investment Grade (cost $12,812,540)	12,805,000

Corporate Bonds–Below Investment Grade or Unrated–29.0% of Net Assets
	Automotives–2.1%
4,700,000	Cooper Standard Auto, 8.375% 12/15/14	3,701,250
3,325,000	Dana Corporation, Zero Coupon Bond 3/15/10 in default (c)	2,535,313
4,700,000	Dana Corporation, Zero Coupon Bond 1/15/15 in default (c)	3,360,500
5,750,000	Dura Operating, Zero Coupon Bond 4/15/12 in default (c)	1,955,000
5,475,000	Ford Motor, 7.450% 7/16/31	4,297,875
575,000	Ford Motor, 9.980% 2/15/47	503,125
1,650,000	General Motors, 8.375% 7/15/33	1,526,250
8,075,000	Metaldyne Corp., 11.000% 6/15/12	8,276,875

		26,156,188

	Business Services–1.5%
3,125,000	Comforce Operating, 12.000% 12/1/07	3,179,688
8,000,000	Continental Global, 9.000% 10/1/08	7,755,840
90,000	Danka Business, 11.000% 6/15/10	91,800
6,850,000	MSX International, 11.000% 10/15/07	6,576,000
1,875,000	MSX International, 11.375% 1/15/08	1,504,275

		19,107,603

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)

Corporate Bonds–Below Investment Grade or Unrated (continued)
	Electronics–0.1%
$1,475,000	Stoneridge Inc., 11.500% 5/1/12	$1,519,250

	Energy–1.3%
625,000	Neptune Marine Invest, 10.920% 9/7/09 (a)	637,500
11,075,000	Paramount Resources Ltd., 8.500% 1/31/13*	10,991,937
4,225,000	Tristan Oil Ltd., 10.500% 1/1/12 (a)	4,225,000

		15,854,437

	Entertainment–0.3%
4,125,000	Six Flags Inc., 9.625% 6/1/14	3,825,937

	Finance–0.9%
2,000,000	ABN Amro Bank NV/London, 19.223% 11/17/09 (a)	1,980,000
6,749,000	Advanta Capital Trust I, 8.990% 12/17/26	6,883,980
2,450,000	Altra Industrial Motion, 9.750% 12/1/11	2,499,000

		11,362,980

	Food–0.7%
4,175,000	Eurofresh Inc., 11.500% 1/15/13 (a)	3,872,313
7,075,000	Merisant, 9.500% 7/15/13	4,209,625
925,000	Mrs. Fields Famous Brands LLC/Mrs. Fields Financing Co. Inc., 11.500% 3/15/11	698,375

		8,780,313

	Forestry–0.3%
4,250,000	Millar Western, 7.750% 11/15/13	3,814,375

	Health Care–0.6%
2,375,000	Healthsouth Corp., 11.354% 6/15/14 (a)	2,529,375
11,275,000	Insight Health, 9.875% 11/1/11	2,649,625
3,445,000	Interactive Health LLC, 7.250% 4/1/11 (a)	2,420,112

		7,599,112

	Investment Companies–0.2%
2,000,000	Regional Diversified Funding, 10.000% 1/25/36 (a)	2,010,000

	Manufacturing–10.7%
6,975,000	Advanced Lighting Technologies, 11.000% 3/31/09	6,940,125
2,925,000	Ames True Temper, 10.000% 7/15/12	2,691,000
6,325,000	AmeriCast Technologies Inc., 11.000% 12/1/14 (a)	6,325,000
11,325,000	BGF Industries, 10.250% 1/15/09	11,013,563
4,875,000	Coleman Cable Inc., 9.875% 10/1/12	4,984,688
8,915,000	Consolidated Container, 10.125% 7/15/09	8,825,850
1,725,000	Constar International, 11.000% 12/1/12	1,595,625
2,100,000	Corp Durango SA, 8.500% 12/31/12	2,065,875
10,275,000	Edgan Acquisition Company, 9.875% 2/1/11	10,480,500

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)

Corporate Bonds–Below Investment Grade or Unrated (continued)
	Manufacturing (continued)
$7,100,000	Elgin National Industries, 11.000% 11/1/07	$7,024,314
3,825,000	FMG Finance, 10.625% 9/1/16 (a)	4,102,312
8,725,000	GSI Group, 12.000% 5/15/13	9,423,000
3,883,000	Home Products International, Zero Coupon Bond 5/15/08	1,553,200
7,535,000	IMAX Corp., 9.625% 12/1/10	6,433,006
7,825,000	JB Poindexter, 8.750% 3/15/14	6,651,250
8,450,000	Maax Corp., 9.750% 6/15/12	6,591,000
3,050,000	Ply Gem Industries Inc., 9.000% 2/15/12	2,592,500
8,853,000	Rafaella Apparel, 11.250% 6/15/11 (a)	9,030,060
3,600,000	Spectrum Brands, 8.500% 10/1/13	3,366,000
3,675,000	Tech Olympic USA, Inc., 10.375% 7/1/12	3,307,500
3,560,000	Terphane Holding Corp., 12.500% 6/15/09 (a)	3,560,000
2,700,000	Trimas Corporation, 9.875% 6/15/12	2,612,250
5,315,000	Windmere-Durable, 10.000% 7/31/08	5,315,000
7,675,000	Wolverine Tube, 7.375% 8/1/08 (a)	6,063,250
1,525,000	Wolverine Tube, 10.500% 4/1/09	1,235,250

		133,782,118

	Retail–1.3%
3,075,000	Lazydays RV Center, 11.750% 5/15/12	2,936,625
639,000	Star Gas Partner, 10.250% 2/15/13	666,956
9,340,000	Uno Restaurant, 10.000% 2/15/11 (a)	7,752,200
5,200,000	Vitamin Shoppe Industries Inc., 12.873% 11/15/12	5,421,000

		16,776,781

	Special Purpose Entities–5.4%
13,500,000	Dow Jones CDX HY T4, 10.500% 12/29/09 (a)	13,635,000
6,000,000	INCAPS Funding II, 15.000% 1/15/34 (a)	4,500,000
7,425,000	Milacron Escrow Corp., 11.500% 5/15/11	7,053,750
1,000,000	MM Community Funding, 10.000% 8/1/31 (a)	710,000
7,450,000	Momentive Performance Materials Inc., 11.500% 12/1/16 (a)	7,301,000
1,800,000	PCA LLC/PCA Finance Corp., 14.000% 6/1/09 (a)	1,818,000
3,000,000	Preferred Term Securities II, 10.000% 5/22/33 (a)	1,751,250
2,000,000	Preferred Term Securities XXI, 10.000% 3/22/38 (a)	1,886,300
3,000,000	Preferred Term Securities XXII, 10.000% 9/22/36 (a)	2,809,830
6,000,000	Preferred Term Securities XXII, 9.700% 9/22/36 (a)	5,771,820
5,000,000	Preferred Term Securities XXIII, 10.000% 12/22/36 (a)	4,856,100
6,000,000	Preferred Term Securities XXIII, 10.000% 12/22/36 (a)	5,712,180
3,000,000	Preferred Term Securities XXIV, 9.999% 3/22/37 (a)	2,940,000
4,000,000	Pyxis Master Trust 2006-8, 10.325% 10/1/37 (a)	4,000,000
3,000,000	TPREF Funding III, 11.000% 1/15/33 (a)	2,430,000

		67,175,230

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)

Corporate Bonds–Below Investment Grade or Unrated (continued)
	Telecommunications–1.7%
$775,000	Broadview Networks Holdings, 11.375% 9/1/12 (a)	$807,938
5,476,000	CCH I Holdings LLC, 11.750% 5/15/14	4,942,090
2,083,000	CCH I Holdings LLC, 11.000% 10/1/15	2,137,679
3,900,000	Clearwire Corp., 11.000% 8/15/10	3,929,250
1,450,000	Iridium LLC/Capital Corp., Zero Coupon Bond 7/15/05 in default (c)	420,500
7,485,000	Primus Telecommunications, 8.000% 1/15/14	4,491,000
5,175,000	Securus Technologies, 11.000% 9/1/11	4,838,625

		21,567,082

	Tobacco–0.4%
6,255,000	North Atlantic Trading, 9.250% 3/1/12	5,457,487

	Transportation–0.5%
8,275,000	Sea Containers Ltd., Zero Coupon Bond 10/15/06*	6,154,531

	Travel–1.0%
12,400,000	Worldspan Financial, 11.655% 2/15/11	12,772,000

	Total Corporate Bonds–Below Investment Grade or Unrated (cost $377,675,833)	363,715,424

Mortgage-Backed Securities–Investment Grade–3.6% of Net Assets
	Collateralized Mortgage Obligations–3.6%
	Harborview Mortgage 2003-2 1X, 1.516% 10/19/33 interest-only strips	314,899
	Harborview Mortgage 2004-1 X, 1.473% 4/19/34 interest-only strips	243,211
	Harborview Mortgage 2004-8 X, 0.949% 11/19/34 interest-only strips	2,735,464
	Indymac Index Mortgage Loan Trust 2005-AR10 AX, 1.884% 6/25/35 interest-only strips	8,201,937
2,700,000	Indymac Index Corp 2006-AR6 N2, 8.832% 6/25/46 (a)	2,700,000
	Master Adjustable Rate Mortgages Trust 2006-OA2 XW, 0.610% 12/25/46 interest-only strips	7,458,330
	Mellon Residential Funding Corp. 2002-TBC2 X, 0.750% 8/15/32 interest-only strips	1,147,338
5,000,000	Park Place Securities, Inc. 2005-WCW3 M10, 7.850% 8/25/35	4,325,000
	Residential Accredit Loans Inc. 2005-QO4 XIO, 2.589% 12/25/45 interest-only strips	4,857,811
1,305,646	Structured Asset Securities Corporation 2003-S A, 7.500% 12/28/33 (a)	913,952
3,842,000	Structured Asset Investment Loan Trust 2005-HE2 M10, 7.850% 7/25/35	3,365,361

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount	Description	Value (b)

Mortgage-Backed Securities–Investment Grade (continued)
	Collateralized Mortgage Obligations (continued)
	Washington Mutual Alternative Mortgage Pass-Through Certificates 2006-AR8 CX3, 1.000% 10/25/46 interest-only strips	$1,136,665
	Washington Mutual Alternative Mortgage Pass-Through Certificates 2006-AR8 3X1, 1.400% 10/25/46 interest-only strips	2,474,948
	Washington Mutual Alternative Mortgage Pass-Through Certificates 2006-AR8 3X2, 0.500% 10/25/46 interest-only strips	879,392
	Washington Mutual Alternative Mortgage Pass-Through Certificates 2006-AR13 2XPP, 0.623% 10/25/46 interest-only strips	4,428,687

	Total Mortgage-Backed Securities–Investment Grade (cost $56,820,386)	45,182,995

Mortgage-Backed Securities–Below Investment Grade or Unrated–12.7% of Net Assets
	Collateralized Mortgage Obligations–12.7%
$3,721,344	Countrywide Alternative Loan Trust 2006-OA1 B2, 7.350% 3/20/46	2,083,953
3,983,855	Countrywide Alternative Loan Trust 2006-6CB B4, 5.575% 5/25/36	1,792,057
9,104,892	Countrywide Alternative Loan Trust 2006-OA12 B4, 7.600% 9/20/46	2,117,889
4,674,000	Countrywide Alternative Loan Trust 2006-OA6N N3, 10.000% 7/25/46 (a)	4,591,925
7,800,000	First Franklin Mortgage 2004-FFH2 B2, 8.850% 6/25/34 (a)	6,864,000
11,000,000	First Franklin Mortgage 2004-FFH3 B2, 8.850% 10/15/34 (a)	8,800,000
5,000,000	First Franklin Mortgage 2005-FFH4, 7.350% 12/25/35 (a)	3,825,000
4,000,000	First Franklin Mortgage 2004-FFH4 B2, 8.341% 1/25/35 (a)	3,200,000
3,878,000	First Franklin Mortgage 2004-FFH4 B1, 8.341% 1/25/35 (a)	3,412,097
5,800,000	First Franklin Mortgage 2005-FFH3 B4, 7.350% 9/25/35 (a)	4,270,250
131,856	First Nationwide Trust 2001-4 DB4, 7.716% 9/25/31	22,416
10,000,000	Greenwich Structured Arm Products 2005-3 N2, 2.000% 6/27/35 (a)	6,375,000
16,000,000	Greenwich Structured Arm Products 2005-4 N-2, Zero Coupon Bond 7/27/45 (a)	9,440,000
6,000,000	Greenwich Structured Arm Products 2005-6A N3, Zero Coupon Bond 11/27/45 (a)	5,190,000
5,000,000	GSAMP Trust 2004-AR1 B5, 5.000% 6/25/34 (a)	4,129,550
1,803,000	Harborview Corp. 2006-8A N3, 8.350% 7/21/36 (a)	1,717,069
1,151,000	Harborview Corp. 2006-8A N4, 8.350% 7/21/36 (a)	1,005,686
11,679,000	Harborview Corp. 2006-8A N5, Zero Coupon Bond 7/21/36 (a)	4,832,186
6,542,864	Harborview Mortgage 2006-5 B11, 7.100% 7/19/47	3,864,412
5,711,847	Harborview Mortgage 2006-4 B11, 7.100% 5/19/47 (a)	3,512,786
1,600,000	Indymac Index Corp. 2006-AR6 N3, 8.832% 6/25/46 (a)	1,508,752
3,600,000	Long Beach Asset Holdings 2006-2 N3, 8.350% 4/25/46 (a)	3,312,000
12,000,000	Long Beach Asset Holdings 2005-WL1, 7.500% 6/25/45 (a)	10,200,000
3,500,000	Long Beach Mortgage Loan Trust 2005-2 B2, 7.155% 4/25/35 (a)	2,943,500

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount/ Shares	Description	Value (b)

Mortgage-Backed Securities–Below Investment Grade or Unrated (continued)
	Collateralized Mortgage Obligations (continued)
$2,000,000	Long Beach Mortgage Loan Trust 2005-WL2 B3, 6.961% 8/25/35 (a)	$1,703,960
5,200,000	Meritage Asset Holdings 2005-2 N4, 7.50% 11/25/35 (a)	3,848,000
4,108,000	Meritage Mortgage 2004-2 B1, 8.600% 1/25/35 (a)	3,594,500
4,064,000	New Century Home Equity Loan Trust 2006-S1 M8, 6.500% 3/25/36	3,399,455
8,000,000	Park Place Securities, Inc. 2005-WCW3 M11, 7.850% 8/25/35 (a)	6,342,400
3,100,000	Park Place Securities, Inc. 2005-WHQ4 M11, 7.850% 9/25/35 (a)	2,170,000
6,300,000	Park Place Securities, Inc. 2005-WHQ1 M10, 7.850% 3/25/35 (a)	5,544,000
6,000,000	Park Place Securities, Inc. 2005-WCW2 M11, 7.850% 7/25/35 (a)	4,571,400
2,000,000	Sharp SP I LLC 2006-AHM3 N3, 12.500% 10/25/46 (a)	2,000,000
2,780,000	Soundview Home Equity Loan Trust 2005-1 B3, 8.600% 4/25/35 (a)	2,168,400
4,582,000	Soundview Home Equity Loan Trust 2005-3 B2, 8.100% 6/25/35	3,596,870
4,000,000	Soundview Home Equity Loan Trust 2005-B M14, 7.650% 5/25/35 (a)	1,684,080
2,500,000	Soundview Home Equity Loan Trust 2006-1 B, 7.850% 2/25/36 (a)	1,875,000
3,023,000	Structured Asset Securities Corporation 2005-AR1 B2, 7.350% 9/25/35 (a)	2,282,365
6,773,699	Structured Asset Securities Corporation 2004-S4 B3, 5.000% 12/25/34 (a)	4,234,917
8,000,000	Structured Asset Securities Corporation 2004-S2 B, 6.000% 6/25/34 (a)	7,605,680
7,264,313	Structured Asset Securities Corporation 1999-1 Note, 10.000% 8/25/28 (a)	3,704,800

	Total Mortgage-Backed Securities–Below Investment Grade or Unrated (cost $164,473,417)	159,336,355

Municipal Securities–0.1% of Net Assets
1,815,000	Pima County Arizona IDA Health Care, Zero Coupon Bond 11/15/32 in default (c)	961,950

	Total Municipal Securities (cost $1,138,554)	961,950

Common Stocks–8.1% of Net Assets
73,000	Alpha Natural Resources, Inc. (c)	1,038,790
61,600	American Capital Strategies, Ltd.	2,849,616
24,700	Anadarko Petroleum Corporation	1,074,944
41,300	Aqua America, Inc.	940,814
67,300	Aries Maritime Transport Limited	617,141
62,500	AVX Corporation	924,375
37,200	Brookdale Senior Living, Inc.	1,785,600
75,200	BRT Realty Trust	2,079,280
108,960	Cascade Microtech, Inc. (c)	1,427,376
5,900	Caterpillar, Inc.	361,847

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Shares	Description	Value (b)

Common Stocks (continued)
29,600	Cemex, S.A. de C.V.	$1,002,848
87,700	Cirrus Logic, Inc. (c)	603,376
90,100	Citizens Communications Company	1,294,737
34,700	Companhia de Saneamento Básico do Estado de São Paulo	1,174,942
170,000	Compass Diversified Trust	2,915,500
60,969	Consolidated Communications Illinois Holdings, Inc.	1,274,252
48,900	Cypress Sharpridge (a)	489,000
31,900	Cytec Industries, Inc.	1,802,669
15,800	Edison International	718,584
4,900	ENSCO International Incorporated	245,294
48,700	Enterprise Products Partners L.P.	1,411,326
41,000	FairPoint Communications, Inc.	776,950
78,900	Famous Dave’s of America, Inc. (c)	1,301,061
109,000	Fording Canadian Coal Trust	2,261,750
35,300	Helix Energy Solutions Group, Inc. (c)	1,107,361
134,800	Horizon Offshore, Inc. (c)	2,197,240
178,000	Infocrossing, Inc. (c)	2,901,400
218,700	InPhonic, Inc. (c)	2,425,383
111,695	Intermet Corporation (c)	893,560
25,500	Iowa Telecommunications Services, Inc.	502,605
42,600	Kinder Morgan Energy Partners, L.P.	2,040,540
54,700	KKR Financial Corp.	1,465,413
21,200	L-3 Communications Holdings, Inc.	1,733,736
103,200	Macquarie Infrastructure Company Trust	3,661,536
23,900	Magellan Midstream Partners, L.P.	922,540
39,100	McDermott International, Inc. (c)	1,988,626
48,220	MCG Capital Corporation	979,830
54,300	Mittal Steel Company N.V.	2,290,374
63,900	Motorola, Inc.	1,313,784
141,700	Nam Tai Electronics, Inc.	2,152,423
166,289	Ness Technologies, Inc. (c)	2,371,281
92,300	New York Community Bancorp, Inc.	1,486,030
49,300	NNN Realty Advisors, Inc. (a)	493,000
186,600	Optimal Group, Inc. (c)	1,776,432
71,000	Owens Corning, Inc.	2,122,900
32,975	Peabody Energy Corporation	1,332,520
1,000	Providence Washington Insurance Companies (c)	100
26,000	RARE Hospitality International, Inc. (c)	856,180
69,300	Regal Entertainment Group	1,477,476
37,400	Resource Capital Corp. (c)	633,930
16,300	RTI International Metals, Inc. (c)	1,274,986
62,600	Sanderson Farms, Inc.	1,896,154
26,900	Sasol Limited	992,610
40,630	Ship Finance International Limited	965,369

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount/ Shares	Description	Value (b)

Common Stocks (continued)
273,987	Star Gas Partners, L.P. (c)	$964,434
10,900	Superior Energy Services, Inc. (c)	356,212
181,322	Taiwan Semiconductor Manufacturing Company Ltd.	1,981,849
268,529	Technology Investment Capital Corporation (c)	4,334,058
4,500	Tenaris S.A. (d)	224,505
12,400	The Dow Chemical Company	495,256
21,450	The First Marblehead Corporation	1,172,243
34,300	The Home Depot, Inc.	1,377,488
16,400	The Timken Company	478,552
49,600	Tsakos Energy Navigation Limited	2,276,640
65,000	Valero Energy Corporation	3,325,400
17,700	Valero L.P.	987,129
21,400	Washington Mutual, Inc.	973,486
236,700	Winstream Corporation	3,365,874
121,300	Zoltek Companies, Inc. (c)	2,385,970

	Total Common Stocks (cost $94,881,025)	101,326,487

Preferred Stocks–3.6% of Net Assets
76,000	Baker Street Funding (a)	7,372,000
47,000	Baker Street Funding 2006-1 (a)	4,418,000
5,000	Credit Genesis CLO 2005 (a)	4,950,000
5,000	GSC Partners CDO Fund	4,900,000
16	Harborview 2006-9	1
3,000	Hewett’s Island II CDO (a)	2,970,000
127,133	Indymac Index Corp. CI-1 (a)	3,455,094
3,600	Marquette Park CLO Ltd., 0.000% 7/12/2021	3,528,000
6,325	Motient Corporation	5,313,000
49,870	Mountain View (a)	4,388,560
5,000	Webs CDO 2006-1 PS	4,500,000

	Total Preferred Stocks (cost $45,726,602)	45,794,655

Corporate Loans–0.5% of Net Assets
$900,000	ICO North America, 7.500% 8/15/09	999,000
5,575,000	Allis-Chalmers Energy Inc., 10.600%, 6/18/08	5,505,312

	Total Corporate Loans (cost $6,406,844)	6,504,312

REGIONS MORGAN KEEGAN SELECT

HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2006 (UNAUDITED)

Principal Amount/ Shares	Description	Value (b)

Eurodollar Time Deposits–2.0% of Net Assets
	State Street Bank & Trust Company Eurodollar time deposits dated December 29, 2006, 4.050% maturing at $ 24,900,295 on January 2, 2007.	$24,889,095

	Total Investments–99.3% of Net Assets (cost $1,288,573,846)	1,243,012,732

	Other Assets and Liabilities, net–0.7% of Net Assets	8,557,970

	Net Assets	$1,251,570,702

	Call Options Written December 31, 2006
Number of Contracts	Common Stocks/Expiration Date/Exercise Price
45	Tenaris S.A./January/50	8,550

	Total Call Options Written (Premiums Received $13,859)	$8,550

(a)	Securities sold within the terms of a private placement memorandum, are exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to valuation policies and procedures adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the Fund’s investment adviser.

(b)	See Note 2 of accompanying Notes to Financial Statements regarding investment valuations.

(c)	Non-income producing securities.

(d)	A portion or all of the security is pledged as collateral for call options written.

*	These securities are classified as Yankee Bonds, which are U.S. dollar denominated bonds issued in the United States by a foreign entity.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2006 (UNAUDITED)

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Assets:
Investments in securities, at value	$76,150,923	$894,765,452	$1,218,123,637
Investments in repurchase agreements and time deposits	2,938,225	41,290,561	24,889,095

Total investments in securities	79,089,148	936,056,013	1,243,012,732

Dividends and interest receivable	561,016	7,499,624	15,587,290
Receivable for fund shares sold	87,628	761,458	261,731
Receivable for investments sold	—	—	8,176,772
Other assets	—	9,946	29,972

Total assets	79,737,792	944,327,041	1,267,068,497

Liabilities:
Call options written, at value (premiums received $13,859)	—	—	8,550
Payable for fund shares redeemed	22,152	442,481	1,446,099
Dividends payable	215,851	2,671,097	7,444,238
Payable for investments purchased	989,823	26,834,620	5,408,798
Accrued expenses:
Advisory fees	13,852	300,606	791,328
Accounting fees	1,662	22,545	31,653
Distribution fees	2,002	220,955	311,279
Transfer agent fees	5,116	29,521	19,688
Other	2,371	11,169	36,162

Total liabilities	1,252,829	30,532,994	15,497,795

Net assets:	$78,484,963	$913,794,047	$1,251,570,702

Composition of Net Assets:
Paid-in capital	79,373,240	924,036,013	1,294,821,097
Undistributed net investment income/(loss)	—	—	—
Accumulated net realized gains/(losses) on investments	(427,185)	(451,379)	2,305,410
Net unrealized appreciation/(depreciation) on investments	(461,092)	(9,790,587)	(45,555,805)

Net assets	$78,484,963	$913,794,047	$1,251,570,702

Investments, at identified cost	$79,550,240	$945,846,600	$1,288,573,846

Shares Outstanding and Net Asset Value Per Share:
Class A Shares
Net assets	$23,261,670	$342,513,340	$558,911,266
Shares outstanding	2,306,991	34,493,646	55,115,185
Net asset value and redemption price per share	$10.08	$9.93	$10.14
Offering price per share	$10.23 (a)	$10.13 (b)	$10.40	(c)
Class C Shares
Net assets	$142,887	$305,043,177	$305,243,976
Shares outstanding	14,210	30,737,129	30,092,159
Net asset value, offering and redemption price* per share	$10.06	$9.92	$10.14
Class I Shares
Net assets	$55,080,406	$266,237,530	$387,415,460
Shares outstanding	5,462,639	26,799,973	38,191,549
Net asset value, offering and redemption price per share	$10.08	$9.93	$10.14
*	Redemption price per share varies by length of time shares are held.
(a)	Computation of offering price per share: 100/98.5 of net asset value.
(b)	Computation of offering price per share: 100/98 of net asset value.
(c)	Computation of offering price per share: 100/97.5 of net asset value.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF OPERATIONS

FOR THE SIX-MONTHS ENDED DECEMBER 31, 2006 (UNAUDITED)

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Investment Income:
Dividend income	$—	$—	$3,366,452	(a)
Interest income	1,845,733	29,041,835	67,244,904

Total investment income	1,845,733	29,041,835	70,611,356

Expenses:
Advisory fees	113,774	1,559,700	4,643,162
Accounting fees	9,752	116,978	185,727
Distribution service fees
Class A Shares	7,245	350,566	681,944
Class C Shares	244	787,697	1,137,879
Transfer agent fees	28,950	162,241	118,944
Legal fees	3,368	41,498	80,429
Audit fees	7,597	13,624	24,180
Custodian fees	4,215	4,555	22,156
Registration fees	7,160	38,747	18,302
Directors’ fees	4,299	4,299	4,299
Insurance premiums	3,462	39,159	65,472
Other	2,958	39,793	48,546

Total expenses	193,024	3,158,857	7,031,040
Expenses voluntarily waived by the Adviser	(32,507)	—	—

Net expenses	160,517	3,158,857	7,031,040

Net investment income	1,685,216	25,882,978	63,580,316

Realized and Unrealized Gains/(Losses) on Investments
Net realized gains/(losses) on investments	(47,393)	2,961,399	5,234,823
Net change in unrealized appreciation/(depreciation)	712,980	3,988,961	(3,870,862)
Change in Net Assets Resulting From Operations	$2,350,803	$32,833,338	$64,944,277

(a)	Net of foreign taxes withheld of $40,269.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Short Term Bond Fund		Intermediate Bond Fund
	Six Months Ended December 31, 2006 (Unaudited)	Year Ended June 30, 2006	Six Months Ended December 31, 2006 (Unaudited)	Year Ended June 30, 2006
Change in Net Assets:
Operations:
Net investment income	$1,685,216	$3,129,261	$25,882,978	$37,265,786
Net realized gains/(losses) on investments	(47,393)	98,911	2,961,399	(1,741,248)
Net change in unrealized appreciation/(depreciation) on investments	712,980	(348,086)	3,988,961	(3,885,048)

Change in net assets resulting from operations	2,350,803	2,880,086	32,833,338	31,639,490

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(146,293)	(216,106)	(9,422,065)	(14,091,847)
Class C Shares	(2,663)	(12,097)	(8,363,379)	(12,541,332)
Class I Shares	(1,576,191)	(3,060,824)	(8,319,430)	(10,862,838)

Total distribution to shareholders	(1,725,147)	(3,289,027)	(26,104,874)	(37,496,017)

Capital Transactions
Change in net assets resulting from capital transactions (Note 6)	11,606,015	(5,330,603)	240,048,025	188,872,899

Change in net assets	12,231,671	(5,739,544)	246,776,489	183,016,372

Net Assets
Beginning of period	66,253,292	71,992,836	667,017,558	484,001,186

End of period	$78,484,963	$66,253,292	$913,794,047	$667,017,558

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	High Income Fund
	Six Months Ended December 31, 2006 (Unaudited)	Year Ended June 30, 2006
Change in Net Assets:
Operations:
Net investment income	$63,580,316	$124,889,192
Net realized gains on investments	5,234,823	765,053
Net change in unrealized appreciation/(depreciation) on investments	(3,870,862)	(14,014,203)

Change in net assets resulting from operations	64,944,277	111,640,042

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(27,708,999)	(55,534,145)
Class C Shares	(14,611,159)	(29,176,340)
Class I Shares	(20,297,515)	(39,958,840)
Distributions from net realized gain on investments
Class A Shares	(3,593,650)	(5,789,356)
Class C Shares	(2,520,518)	(3,163,965)
Class I Shares	(1,976,827)	(4,178,366)

Total distribution to shareholders	(70,708,668)	(137,801,012)

Capital Transactions
Change in net assets resulting from capital transactions (Note 6)	55,612,207	114,153,635

Change in net assets	49,847,816	87,992,665

Net Assets
Beginning of period	1,201,722,886	1,113,730,221

End of period	$1,251,570,702	$1,201,722,886

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income
Short Term Bond Fund
Class A Shares
Six Months Ended December 31, 2006 (Unaudited)	$9.98	0.25	0.11	0.36	(0.26)
Year Ended June 30, 2006	$10.04	0.42	(0.04)	0.38	(0.44)
Period Ended June 30, 2005*	$10.24	0.31	(0.19)	0.12	(0.32)
Year Ended August 31, 2004	$10.22	0.29	0.02	0.31	(0.29)
Year Ended August 31, 2003	$9.94	0.36	0.28	0.64	(0.36)
Year Ended August 31, 2002	$10.11	0.39	(0.17)	0.22	(0.39)

Short Term Bond Fund
Class C Shares
Six Months Ended December 31, 2006 (Unaudited)	$9.96	0.24	0.11	0.35	(0.25)
Period Ended June 30, 2006 (7)	$10.00	0.27	(0.02)	0.25	(0.29)

Short Term Bond Fund
Class I Shares
Six Months Ended December 31, 2006 (Unaudited)	$9.98	0.26	0.11	0.37	(0.27)
Year Ended June 30, 2006	$10.04	0.44	(0.04)	0.40	(0.46)
Period Ended June 30, 2005*	$10.25	0.34	(0.20)	0.14	(0.35)
Year Ended August 31, 2004	$10.22	0.32	0.03	0.35	(0.32)
Year Ended August 31, 2003	$9.94	0.39	0.28	0.67	(0.39)
Year Ended August 31, 2002	$10.12	0.41	(0.18)	0.23	(0.41)

*	The Fund changed its fiscal year from August 31 to June 30.

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(5)	This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(6)	Amount less than $.005.

(7)	From the commencement of investment operations on November 4, 2005.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

					Ratios to Average Net Assets			Supplemental Data
Distributions from Capital Gains		Total Distributions	Net Asset Value, End of Period	Total Return (1) (2)	Net Investment Income (3)	Net Expenses (3)	Expense Waiver/ Reimbursement (3) (5)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (4)

—		(0.26)	$10.08	3.62%	4.85%	0.71%	0.10%	$23,262	27%
—		(0.44)	$9.98	3.85%	4.18%	0.89%	0.03%	$4,986	47%
—		(0.32)	$10.04	1.21%	3.65%	1.08%	0.23%	$5,097	26%
—		(0.29)	$10.24	3.02%	2.76%	1.14%	0.23%	$7,396	92%
—		(0.36)	$10.22	6.57%	3.48%	1.19%	0.28%	$4,136	37%
—	(6)	(0.39)	$9.94	2.22%	3.77%	1.27%	0.40%	$969	20%

—		(0.25)	$10.06	3.53%	4.65%	0.91%	0.10%	$143	27%
—		(0.29)	$9.96	2.50%	3.98%	1.09%	0.03%	$81	47%

—		(0.27)	$10.08	3.75%	5.10%	0.46%	0.10%	$55,080	27%
—		(0.46)	$9.98	4.12%	4.43%	0.64%	0.03%	$61,186	47%
—		(0.35)	$10.04	1.35%	3.97%	0.81%	0.39%	$66,896	26%
—		(0.32)	$10.25	3.44%	3.07%	0.84%	0.54%	$62,281	92%
—		(0.39)	$10.22	6.86%	3.84%	0.90%	0.60%	$40,957	37%
—	(6)	(0.41)	$9.94	2.30%	4.05%	0.98%	0.69%	$28,151	20%

MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income
Intermediate Bond Fund
Class A Shares
Six Months Ended December 31, 2006 (Unaudited)	$9.83	0.33	0.10	0.43	(0.33)
Year Ended June 30, 2006	$9.93	0.66	(0.10)	0.56	(0.66)
Year Ended June 30, 2005	$10.03	0.70	(0.11)	0.59	(0.69)
Year Ended June 30, 2004	$10.39	0.74	(0.28)	0.46	(0.80)
Year Ended June 30, 2003	$10.17	0.76	0.21	0.97	(0.75)

Intermediate Bond Fund
Class C Shares
Six Months Ended December 31, 2006 (Unaudited)	$9.83	0.31	0.09	0.40	(0.31)
Year Ended June 30, 2006	$9.92	0.62	(0.09)	0.53	(0.62)
Year Ended June 30, 2005	$10.03	0.67	(0.12)	0.55	(0.66)
Year Ended June 30, 2004	$10.38	0.71	(0.27)	0.44	(0.77)
Year Ended June 30, 2003	$10.17	0.73	0.20	0.93	(0.72)

Intermediate Bond Fund
Class I Shares
Six Months Ended December 31, 2006 (Unaudited)	$9.84	0.34	0.09	0.43	(0.34)
Year Ended June 30, 2006	$9.93	0.68	(0.09)	0.59	(0.68)
Year Ended June 30, 2005	$10.04	0.73	(0.12)	0.61	(0.72)
Year Ended June 30, 2004	$10.39	0.77	(0.27)	0.50	(0.83)
Year Ended June 30, 2003	$10.17	0.79	0.21	1.00	(0.78)

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

				Ratios to Average Net Assets		Supplemental Data
Distributions From Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return (1) (2)	Net Investment Income (3)	Net Expenses (3)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (4)

—	(0.33)	$9.93	4.43%	6.71%	0.77%	$342,513	37%
—	(0.66)	$9.83	5.77%	6.61%	0.78%	$232,900	71%
—	(0.69)	$9.93	6.05%	6.84%	0.78%	$191,439	49%
(0.02)	(0.82)	$10.03	4.68%	7.30%	0.81%	$98,194	47%
—	(0.75)	$10.39	9.99%	7.38%	0.85%	$82,786	38%

—	(0.31)	$9.92	4.15%	6.36%	1.12%	$305,043	37%
—	(0.62)	$9.83	5.51%	6.26%	1.13%	$227,244	71%
—	(0.66)	$9.92	5.58%	6.49%	1.13%	$174,382	49%
(0.02)	(0.79)	$10.03	4.42%	6.95%	1.16%	$107,801	47%
—	(0.72)	$10.38	9.40%	7.03%	1.20%	$84,554	38%

—	(0.34)	$9.93	4.46%	6.96%	0.52%	$266,238	37%
—	(0.68)	$9.84	6.14%	6.86%	0.53%	$206,874	71%
—	(0.72)	$9.93	6.21%	7.09%	0.53%	$118,180	49%
(0.02)	(0.85)	$10.04	5.04%	7.55%	0.56%	$44,489	47%
—	(0.78)	$10.39	10.15%	7.63%	0.60%	$33,348	38%

MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income
High Income Fund
Class A Shares
Six Months Ended December 31, 2006 (Unaudited)	$10.19	0.51	0.01	0.52	(0.50)
Year Ended June 30, 2006	$10.42	1.11	(0.11)	1.00	(1.11)
Year Ended June 30, 2005	$10.53	1.27	(0.03)	1.24	(1.21)
Year Ended June 30, 2004	$10.55	1.09	0.30	1.39	(1.11)
Year Ended June 30, 2003	$10.47	1.21	0.04	1.25	(1.14)

High Income Fund
Class C Shares
Six Months Ended December 31, 2006 (Unaudited)	$10.19	0.48	0.01	0.49	(0.47)
Year Ended June 30, 2006	$10.42	1.06	(0.11)	0.95	(1.06)
Year Ended June 30, 2005	$10.54	1.22	(0.04)	1.18	(1.16)
Year Ended June 30, 2004	$10.55	1.04	0.31	1.35	(1.06)
Year Ended June 30, 2003	$10.47	1.16	0.04	1.20	(1.09)

High Income Fund
Class I Shares
Six Months Ended December 31, 2006 (Unaudited)	$10.19	0.52	0.01	0.53	(0.51)
Year Ended June 30, 2006	$10.42	1.14	(0.11)	1.03	(1.14)
Year Ended June 30, 2005	$10.54	1.30	(0.04)	1.26	(1.24)
Year Ended June 30, 2004	$10.55	1.11	0.31	1.42	(1.13)
Year Ended June 30, 2003	$10.47	1.24	0.04	1.28	(1.17)

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2)	Not annualized for periods less than one year.

(3)	Ratio annualized for periods less than one year.

(4)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The Notes to the Financial Statements are an integral part of, and should be read in conjunction with, the Financial Statements.

MORGAN KEEGAN SELECT FUND, INC.

			Ratios to Average Net Assets			Supplemental Data
Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return (1) (2)	Net Investment Income (3)	Net Expenses (3)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate (4)

(0.07)	(0.57)	$10.14	5.16%	10.42%	1.10%	$558,911	44%
(0.12)	(1.23)	$10.19	10.13%	10.83%	1.09%	$527,093	106%
(0.14)	(1.35)	$10.42	12.32%	12.15%	1.10%	$504,372	86%
(0.30)	(1.41)	$10.53	14.05%	10.23%	1.11%	$391,100	79%
(0.03)	(1.17)	$10.55	12.72%	10.99%	1.13%	$298,816	67%

(0.07)	(0.54)	$10.14	4.90%	9.92%	1.60%	$305,244	44%
(0.12)	(1.18)	$10.19	9.58%	10.33%	1.59%	$294,721	106%
(0.14)	(1.30)	$10.42	11.65%	11.65%	1.60%	$276,194	86%
(0.30)	(1.36)	$10.54	13.59%	9.73%	1.61%	$219,313	79%
(0.03)	(1.12)	$10.55	12.16%	10.48%	1.64%	$173,290	67%

(0.07)	(0.58)	$10.14	5.29%	10.67%	0.85%	$387,416	44%
(0.12)	(1.26)	$10.19	10.40%	11.08%	0.84%	$379,909	106%
(0.14)	(1.38)	$10.42	12.48%	12.40%	0.85%	$333,164	86%
(0.30)	(1.43)	$10.54	14.44%	10.48%	0.86%	$209,361	79%
(0.03)	(1.20)	$10.55	13.00%	11.24%	0.88%	$110,695	67%

MORGAN KEEGAN SELECT FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS

(UNAUDITED)

1	Organization

Morgan Keegan Select Fund, Inc. (the “Company”) was organized as a Maryland corporation on October 27, 1998. The Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of the date of this report, the Company consists of three portfolios, each with its own investment objective. The accompanying financial statements are for Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (each a “Fund” and collectively, the “Funds”).

The Funds offer three classes of shares: Class A Shares, Class C Shares and Class I Shares. The Articles of Incorporation permit the Directors to issue full and fractional shares of beneficial interest (with a par value of $0.001) for each class as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Class A Shares	100,000,000	100,000,000	300,000,000
Class C Shares	100,000,000	100,000,000	300,000,000
Class I Shares	100,000,000	100,000,000	300,000,000

Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under the Funds’ distribution plan and the voting rights on matters affecting a single class of shares. Class A Shares are sold at net asset value (“NAV”) plus the applicable front-end sales charge. The sales charge varies depending on the amount of your purchase. Purchases of Class A Shares of $1 million or more are sold at NAV and have a 1% contingent deferred sales charge (“CDSC”) if the shares are redeemed within one year of purchase. Class C Shares and Class I Shares are sold without a sales charge at NAV per share. Class C Shares have a 1% CDSC if shares are redeemed within one year of purchase. Class I Shares are available only to a limited group of investors at the discretion of the Funds through special programs like employer-sponsored retirement plans, advisory accounts of the investment manager and certain programs available through brokers, like wrap accounts. These programs usually involve special conditions and separate fees. The assets of each portfolio of the Company are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

Under the Company’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties

MORGAN KEEGAN SELECT FUND, INC.

to the Funds. In addition, in the normal course of business, the Company on behalf of the Funds enters into contracts with vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect risk of loss to be remote.

2	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the accounting principles generally accepted in the United States of America.

Investment Valuations—Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the exchange where the security is primarily traded as of close of business on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, on the valuation date. Equity securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked price (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities traded in the over-the-counter market and listed securities for which no sales were reported for that date are valued at the last quoted bid price. Equity and debt securities issued in private placements shall be valued on the bid side by a primary market dealer. Long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of more than sixty days for which market quotations are readily available shall be valued by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of sixty days or less shall be valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of Morgan Asset Management, Inc. (the “Adviser”) does not represent market value. Investments in open-end registered investment companies, if any, are valued at NAV as reported by those investment companies. Foreign securities denominated in foreign currencies, if any, are translated from the local currency into U.S. dollars using current exchange rates. Investments for which market quotations are not readily available, or available quotations which appear to not

MORGAN KEEGAN SELECT FUND, INC.

accurately reflect the current value of an investment, are valued at fair value as determined in good faith by the Adviser’s Valuation Committee using procedures established by and under the direction of the Company’s Board of Directors. The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Investment Transactions and Investment Income—Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses—Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Company are allocated among the respective Funds based upon relative net assets. Expenses directly attributable to a class of shares are charged directly to that class.

The investment income, fees and expenses (other than class specific fees and expenses) and realized and unrealized gains and losses of a Fund are allocated to each class of shares based upon their relative net assets or another appropriate basis on the date the income is earned or the expenses and realized and unrealized gains and losses are incurred.

Dividends and Distributions to Shareholders—Each Fund pays dividends to its shareholders from the Fund’s net investment income. Income dividends for the Funds are declared daily and paid monthly. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific fees and expenses. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered

MORGAN KEEGAN SELECT FUND, INC.

temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts, net operating gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Repurchase Agreements—The Funds may purchase instruments from financial institutions, such as banks and broker dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreement”). The Funds may invest in repurchase agreements with institutions that are deemed by the Adviser to be of good standing and creditworthy pursuant to the guidelines established by the Directors. A third party custodian bank takes possession of the underlying securities (“collateral”) of a repurchase agreement, the value of which is at all times at least equal to the principal amount of the repurchase transaction and accrued interest. In the event of counterparty default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the Funds in the event of default or bankruptcy by the counterparty to the agreement if the Funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the Funds seek to assert their rights.

Option Writing—When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

MORGAN KEEGAN SELECT FUND, INC.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements—In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are more likely than not to be sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Adviser is evaluating the application of FIN 48 to each Fund, and is not in a position at this time to estimate the significance of its impact, if any, on each Fund’s financial statements.

In September 2006, FASB issued its new Standard No. 157, Fair Value Measurements (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Adviser is evaluating the application of FAS 157 to each Fund, and is not in a position at this time to estimate the significance of its impact on each Funds’ financial statements. The Funds have chosen not to early adopt this standard.

3	Agreements and Other Transactions with Affiliates

Investment Adviser—The Company, on behalf of the Funds, has entered into Investment Advisory Agreements with Morgan Asset Management, Inc., the Adviser, a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation (“Regions”). Under the terms of the agreements, the Funds are charged the following annual management fees, before

MORGAN KEEGAN SELECT FUND, INC.

any waivers, which are calculated daily and paid monthly based on the average daily net assets of the Funds:

Fund	Annual Fee
Short Term Bond Fund	0.35%[1]
Intermediate Bond Fund	0.40%
High Income Fund	0.75%

(1)

As of July 1, 2006, the Adviser agreed to voluntarily waive a portion of its contractual investment advisory fee. The investment advisory fee paid by Regions Morgan Keegan Select Short Term Bond Fund after the waiver is 0.25%. The waiver is voluntary and the Adviser, in its sole discretion, may terminate the waiver at any time.

The Adviser has contractually agreed to waive its fee and to reimburse each of the following funds through June 30, 2007 to the extent each Fund’s annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) exceeds a specific percentage of net assets as follows:

Fund	Class A Shares	Class C Shares	Class I Shares
Intermediate Bond Fund	0.90%	1.25%	0.65%
High Income Fund	1.25%	1.75%	1.00%

Administrator—Administrative services are performed by Morgan Keegan & Company, Inc. (“Morgan Keegan”) on behalf of the three series of the Company under the Advisory Agreements. Morgan Keegan also provides an employee to serve as the Funds’ Chief Compliance Officer for which Morgan Keegan receives no additional compensation from the Funds.

Fund Accountant—The Company and Morgan Keegan have entered into a Fund Accounting Service Agreement, under which Morgan Keegan provides portfolio accounting services to the Funds for an annual fee of 0.03% based on the average daily net assets of the Funds.

Distributor—The Company has adopted two Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plans”), one with respect to Class A Shares and the other with respect to Class C Shares of the Funds. The 12b-1 Plans compensate Morgan Keegan, the Funds’ primary Distributor, and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares. Under the Class A Shares’ 12b-1 Plan, the Funds pay a fee at an annual rate of up to 0.25% of the average daily net assets with respect to Class A Shares of the Funds. Under the Class C Shares’ 12b-1 Plan, Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund

MORGAN KEEGAN SELECT FUND, INC.

pay a fee at an annual rate of 0.45%, 0.60% and 0.75%, respectively, of the average daily net assets with respect to Class C Shares of each Fund.

Sales Charges—Morgan Keegan received commissions on the sale of shares of the Funds. During the six months ended December 31, 2006, Morgan Keegan received front-end sales charges and contingent deferred sales charges as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A Shares	Class A Shares	Class C Shares
Short Term Bond Fund	$308	$72	$—
Intermediate Bond Fund	735,042	1,131	18,389
High Income Fund	601,911	4,555	3,282

Transfer Agent and Dividend Disbursing Agent—Morgan Keegan serves as the Transfer and Dividend Disbursing Agent for the Funds. Pursuant to the Transfer Agency and Service Agreement, each Fund pays Morgan Keegan an annual base fee per share class plus a variable fee based on the number of shareholder accounts.

Directors and Officers—Certain of the Officers and Directors of the Company are also Officers and Directors of the Adviser, Morgan Keegan, and Regions. Such Officers and Directors of the Company who are “Interested Persons” as defined in the 1940 Act receive no salary or fees from the Funds.

Each Independent Director receives an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended from the Company. Each chairperson of the Independent Directors Committee and Audit Committee receives annual compensation of $500 from the Company. An additional $1,500 is paid to the Independent Directors for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No Officer or Director is entitled to receive pension or retirement benefits from the Company.

Other Transactions—For the six months ended December 31, 2006, Morgan Keegan earned no underwriting discounts, direct commissions or dealer incentives on the sales and purchases of investment securities held by the Funds.

MORGAN KEEGAN SELECT FUND, INC.

4	Investment Transactions

During the six months ended December 31, 2006, cost of purchases and proceeds from sales and maturities of investment securities, including long-term U.S. government securities, but excluding short-term securities, for each Fund were as follows:

Fund	Purchases	Sales
Short Term Bond Fund	$16,567,259	$21,810,505
Intermediate Bond Fund	492,655,037	273,592,116
High Income Fund	574,139,404	512,739,566

5	Option Transactions

Transactions in options written during the six months ended December 31, 2006 were as follows:

	High Income Fund
	Number of Contracts	Premiums Received
Options outstanding at June 30, 2006	435	$93,726
Options written	2,493	354,126
Options terminated in closing purchase transactions	—	—
Options expired	(1,313)	(202,794)
Options exercised	(1,570)	(231,199)

Options outstanding at December 31, 2006	45	$13,859

MORGAN KEEGAN SELECT FUND, INC.

6	Capital Share Transactions

Capital share transactions for the Funds were as follows:

	Short Term Bond Fund
	Six Months Ended December 31, 2006		Year Ended June 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,914,152	$19,308,529	176,149	$1,761,980
Shares issued in reinvestment of distributions	7,483	75,342	12,599	126,012
Shares redeemed	(114,175)	(1,146,136)	(196,933)	(1,970,280)

Net change resulting from Class A Share transactions	1,807,460	$18,237,735	(8,185)	$(82,288)

	Six Months Ended December 31, 2006		Year Ended June 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	6,048	$60,658	199,935	$1,998,085
Shares issued in reinvestment of distributions	165	1,658	143	1,429
Shares redeemed	(102)	(1,015)	(191,979)	(1,918,231)

Net change resulting from Class C Share transactions	6,111	$61,301	8,099	$81,283

	Six Months Ended December 31, 2006		Year Ended June 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	518,226	$5,215,133	1,927,501	$19,284,544
Shares issued in reinvestment of distributions	27,970	281,511	78,604	786,589
Shares redeemed	(1,211,459)	(12,189,665)	(2,540,762)	(25,400,731)

Net change resulting from Class I Share transactions	(665,263)	$(6,693,021)	(534,657)	$(5,329,598)

Net change resulting from Fund Share transactions	1,148,308	$11,606,015	(534,743)	$(5,330,603)

MORGAN KEEGAN SELECT FUND, INC.

	Intermediate Bond Fund
	Six Months Ended December 31, 2006		Year Ended June 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	12,962,939	$128,583,166	9,911,820	$98,106,208
Shares issued in reinvestment of distributions	355,014	3,524,687	512,200	5,068,295
Shares redeemed	(2,506,468)	(24,867,576)	(6,019,055)	(59,586,333)

Net change resulting from Class A Share transactions	10,811,485	$107,240,277	4,404,965	$43,588,170

	Six Months Ended December 31, 2006		Year Ended June 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	8,375,673	$83,054,734	9,329,243	$92,294,973
Shares issued in reinvestment of distributions	546,105	5,417,973	778,442	7,697,741
Shares redeemed	(1,305,473)	(12,930,587)	(4,557,865)	(45,093,811)

Net change resulting from Class C Share transactions	7,616,305	$75,542,120	5,549,820	$54,898,903

	Six Months Ended December 31, 2006		Year Ended June 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	7,266,051	$72,070,232	10,946,182	$108,365,472
Shares issued in reinvestment of distributions	493,199	4,898,134	662,363	6,555,245
Shares redeemed	(1,986,287)	(19,702,738)	(2,477,816)	(24,534,891)

Net change resulting from Class I Share transactions	5,772,963	$57,265,628	9,130,729	$90,385,826

Net change resulting from Fund Share transactions	24,200,753	$240,048,025	19,085,514	$188,872,899

	High Income Fund
	Six Months Ended December 31, 2006		Year Ended June 30, 2006
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	6,164,709	$62,785,347	8,780,984	$90,497,832
Shares issued in reinvestment of distributions	1,480,428	15,061,310	2,943,058	30,287,583
Shares redeemed	(4,263,703)	(43,438,653)	(8,405,322)	(86,449,145)

Net change resulting from Class A Share transactions	3,381,434	$34,408,004	3,318,720	$34,336,270

	Six Months Ended December 31, 2006		Year Ended June 30, 2006
Class C Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,837,662	$18,713,822	4,421,480	$45,624,330
Shares issued in reinvestment of distributions	813,461	8,276,842	1,686,784	17,365,828
Shares redeemed	(1,477,643)	(15,077,306)	(3,694,616)	(38,137,020)

Net change resulting from Class C Share transactions	1,173,480	$11,913,358	2,413,648	$24,853,138

	Six Months Ended December 31, 2006		Year Ended June 30, 2006
Class I Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,881,333	$29,337,903	8,062,002	$83,333,214
Shares issued in reinvestment of distributions	1,410,315	14,353,197	2,665,557	27,431,294
Shares redeemed	(3,376,653)	(34,400,255)	(5,422,118)	(55,800,281)

Net change resulting from Class I Share transactions	914,995	$9,290,845	5,305,441	$54,964,227

Net change resulting from Fund Share transactions	5,469,909	$55,612,207	11,037,809	$114,153,635

MORGAN KEEGAN SELECT FUND, INC.

7	Federal Tax Information

Each Fund of the Company is treated as a separate entity for federal tax purposes. No provision for federal income or excise taxes is required since the Funds intend to continue to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code (the “Code”) and distribute substantially all their taxable net investment income and capital gains to their shareholders.

Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities and REIT adjustments.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

For the six months ended December 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

	Short Term Bond Fund	Intermediate Bond Fund	High Income Fund
Undistributed Net Investment Income	$34,932	$215,896	$(971,339)
Accumulated Net Realized Gain/(Loss) on Investments	(34,932)	(215,896)	971,339

Capital Loss Carryforwards—As of June 30, 2006, the following funds had capital loss carryforwards, which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	Expiring in 2011	Expiring in 2012
Short Term Bond Fund	$13,510	$196,031

For the fiscal year ended June 30, 2006, Regions Morgan Keegan Select Short Term Bond Fund utilized $31,197 in capital loss carryforwards.

MORGAN KEEGAN SELECT FUND, INC.

Post-October Losses Deferred—Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the fiscal year ended June 30, 2006, Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund had $135,319, $3,228,551 and $4,617,797, respectively, in post-October losses.

8	Concentration of Risk

The Funds invest primarily in debt securities. The ability of the issuers of the securities held by the Funds to meet their obligations might be affected by economic developments in a specific industry, state or region.

BOARD OF DIRECTORS AND OFFICERS

The following tables set forth information concerning the Directors and Officers of the Funds. All persons named as Directors and Officers also serve in similar capacities for the other registered investment companies in the Regions Morgan Keegan Fund complex overseeing a total of eighteen portfolios. The Regions Morgan Keegan Fund complex includes Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc.

An asterisk (*) indicates the Directors and/or Officers who are “interested persons” of the Funds as defined by the 1940 Act by virtue of their positions with the Adviser, Morgan Keegan and/or Regions, the publicly held parent of the Adviser, Morgan Keegan, and its other subsidiaries. The Statement of Additional Information for the Funds includes additional information about the Fund’s Directors and is available upon request, without charge, by calling the Funds toll-free at 800-564-2188.

DIRECTORS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director

Allen B. Morgan, Jr.* Age 64, Director, Since 1999	Mr. Morgan has served as a Director and Vice-Chairman of Regions Financial Corporation since 2001 and 2003, respectively. He also has served as a Director of Morgan Asset Management, Inc. since 1993. Mr. Morgan has been Chairman of Morgan Keegan & Company, Inc. since 1969 and Executive Managing Director of Morgan Keegan & Company, Inc. since 1969.

J. Kenneth Alderman* Age 54, Director, Since 2003	Mr. Alderman has been President of Regions Morgan Keegan Trust and Chief Executive Officer of Morgan Asset Management, Inc. since 2002. He has also served as an Executive Vice President of Regions Financial Corporation since 2000. Mr. Alderman is a Certified Public Accountant and he holds the Chartered Financial Analyst designation.

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director

Jack R. Blair Age 64, Director, Since 2005	Mr. Blair serves as non-executive Chairman of DJO, Inc. (orthopedic equipment). He also serves as a director of NuVasive, Inc. (medical device company), Buckman Laboratories, Inc. (specialty chemicals manufacturer) and Active Implants Corporation (orthopedic medical device company). Mr. Blair served as non-executive Chairman of SCB Computer Technology, Inc. from September 2000 until March 2004 when the company was acquired by CIBER, Inc.

Albert C. Johnson Age 62, Director, Since 2005	Mr. Johnson has been an independent financial consultant since 1998. He also has served as a Director of Books-A-Million, Inc. since 2005. He was Senior Vice President and Chief Financial Officer of Dunn Investment Company (construction) from 1994 to 1998. He also was with Arthur Andersen LLP from 1965 to 1994, retiring as the Managing Partner of the firm’s Birmingham Office.

James Stillman R. McFadden Age 49, Director, Since 1999	Mr. McFadden has been Chief Manager of McFadden Communications, LLC (commercial printing) since 2002 and President and Director of 1703, Inc. (restaurant management) since 1998. He also has served as a Director for several private companies since 1997.

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director

W. Randall Pittman Age 53, Director, Since 2003	Mr. Pittman has been Chief Financial Officer of Emageon Inc. (healthcare information systems) since 2002. From 1999 to 2002, he was Chief Financial Officer of BioCryst Pharmaceuticals, Inc. (biotechnology). From 1998 to 1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President – Finance of CaremarkRx (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice President and Controller. He is a Certified Public Accountant and was with the accounting firm of Ernst & Young LLP from 1976 to 1983.

Mary S. Stone Age 56, Director, Since 2003	Ms. Stone has been a professor at the University of Alabama Culverhouse School of Accountancy since 1981 and has held the Hugh Culverhouse Endowed Chair of Accountancy since 2002. She is also a former member of Financial Accounting Standards Advisory Council, AICPA, Accounting Standards Executive Committee and AACSB International Accounting Accreditation Committee.

Archie W. Willis, III Age 49, Director, Since 2002	Mr. Willis has been President of Community Capital (financial advisory and real estate development consulting) since 1999 and Vice President of Community Realty Company (real estate brokerage) since 1999. He was a First Vice President of Morgan Keegan & Company, Inc. from 1991 to 1999. He also has served as a Director of Memphis Telecom, LLC since 2001.
(1)	The address of each Director is c/o the Company, Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103.

(2)	Each Director serves until his or her resignation or retirement.

BOARD OF DIRECTORS AND OFFICERS

OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Brian B. Sullivan* Age 52, President, Since 2006(3)	Mr. Sullivan has served as President and Chief Investment Officer of Morgan Asset Management, Inc. since 2006. From 1999 to 2002 and from 2005 to 2006, Mr. Sullivan served as President of AmSouth Asset Management, Inc., which merged into Morgan Asset Management, Inc. in November 2006. From 1996 to 1999 and from 2002 to 2005, Mr. Sullivan served as Vice President of AmSouth Asset Management, Inc. Since joining AmSouth Bank in 1982 through 1996, Mr. Sullivan served in various capacities including Equity Research Analyst and Chief Fixed Income Officer and was responsible for Employee Benefits Portfolio Management and Regional Trust Investments. He holds the Chartered Financial Analyst designation.

Thomas R. Gamble* Age 64, Vice President, Since 2003	Mr. Gamble has been an executive at Regions Financial Corporation since 1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice President and Manager of Employee Benefits at the Birmingham Trust Department of Regions Bank from 1981 to 2000.

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

J. Thompson Weller* Age 41, Treasurer, Since 2006(3), and Assistant Secretary, Since 2003	Mr. Weller has been a Managing Director and Controller of Morgan Keegan & Company, Inc. since 2001. He was Senior Vice President and Controller of Morgan Keegan & Company, Inc. from 1998 to 2001, Controller and First Vice President from 1997 to 1998, Controller and Vice President from 1995 to 1997 and Assistant Controller from 1992 to 1995. Mr. Weller also served as a Business Systems Analyst in the Investment Information Division of Metropolitan Life Insurance Co. from 1991 to 1992. Mr. Weller was also with Arthur Andersen & Co. in 1988 and Andersen Consulting from 1989 to 1991.

Charles D. Maxwell* Age 52, Secretary and Assistant Treasurer, Since 1999	Mr. Maxwell has been Executive Managing Director, Chief Financial Officer, Treasurer and Secretary of Morgan Keegan & Company, Inc. since 2006. Mr. Maxwell previously served as Managing Director of Morgan Keegan & Company, Inc. from 1998 to 2006 and Assistant Treasurer and Assistant Secretary of Morgan Keegan & Company, Inc. from 1994 to 2006. Mr. Maxwell has been Secretary and Treasurer of Morgan Asset Management, Inc. since 1993. He was Senior Vice President of Morgan Keegan & Company, Inc. from 1995 to 1997. Mr. Maxwell also was with the accounting firm of Ernst & Young LLP from 1976 to 1986 and served as a Senior Manager from 1984 to 1986.

BOARD OF DIRECTORS AND OFFICERS

Name, Address(1), Age, Position(s) held with Funds, Term of Office(2), Length of Service	Principal Occupation(s) During Past Five Years

Michele F. Wood* Age 37, Chief Compliance Officer, Since 2006	Ms. Wood has been the Chief Compliance Officer of Morgan Asset Management, Inc. since 2006. She was a Senior Attorney and First Vice President of Morgan Keegan & Company, Inc. from 2002 to 2006. She was a Staff Attorney with FedEx Corporation from 2001 to 2002 specializing in employment litigation. She was an Associate with Ford & Harrison LLP from 1997 to 2001.

(1)

The address of Messrs. Weller and Maxwell and Ms. Wood is Fifty North Front Street, Memphis, Tennessee 38103. The address of Messrs. Sullivan and Gamble is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.

(2)	Officers of the Funds are elected and appointed annually by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

(3)

On November 10, 2006, the Board of Directors of the Funds appointed Mr. Brian B. Sullivan as President and Mr. J. Thompson Weller as Treasurer of the Funds to replace Mr. Carter E. Anthony and Mr. Joseph C. Weller, respectively, who retired as officers of the Funds.

SUPPLEMENTAL INFORMATION

BOARD APPROVAL OF INVESTMENT

ADVISORY AGREEMENTS

On August 21, 2006, the continuance of the investment advisory agreements between Morgan Asset Management, Inc. (the “Adviser”) and Morgan Keegan Select Fund, Inc. (the “Company”), with respect to its series, Regions Morgan Keegan Select Short Term Bond Fund (“Short Term Bond Fund”), Regions Morgan Keegan Select Intermediate Bond Fund (“Intermediate Bond Fund”) and Regions Morgan Keegan Select High Income Fund (“High Income Fund”) (each a “Fund” and, collectively, the “Funds”), were considered and unanimously approved by the Company’s Board of Directors and separately by the Independent Directors. The Independent Directors were assisted by independent legal counsel during their deliberations. In evaluating the investment advisory agreements (collectively, the “Agreements”), the Board reviewed information furnished by the Adviser in response to questions submitted by independent counsel on behalf of the Independent Directors. They met with such counsel separately from representatives of management to discuss the annual contract review.

In approving the continuance of the Agreements, the Board determined that the terms of the Agreements are fair and reasonable and that approval of the Agreements on behalf of the Funds is in the best interests of each Fund. The Board considered factors it deemed relevant, including, among others: (1) the nature, scope and quality of the services provided by the Adviser under the Agreements; (2) each Fund’s performance record as compared to its peer group and benchmark indices; (3) the level of the fees and the overall expenses of the Funds and how those compared to other similar funds; (4) the profitability of the Adviser under each Agreement and ancillary benefits realized by the Adviser and its affiliates from their relationships with the Funds; and (5) the anticipated effect of each Fund’s growth and size on its performance and advisory fee. The Board did not identify any single factor or information as all-important or controlling.

The Board reviewed information regarding the investment performance of each Fund on an absolute basis, compared to its peer group, and against its benchmark index. The Board noted that during the past one, three and five year periods, the performance of Short Term Bond Fund, Intermediate Bond Fund and High Income Fund had exceeded their respective benchmarks and measured favorably against their respective peer groups. The Board also noted that effective July 1, 2006, the Adviser had granted a 0.10% voluntary waiver of the advisory fee for Short Term Bond Fund in an effort to attract additional assets.

The Board, in examining the nature and quality of the services provided by the Adviser, considered the extensive responsibilities that it has as an investment

SUPPLEMENTAL INFORMATION

adviser to the Funds. The Board reviewed information regarding the Adviser’s investment process and the qualifications and experience of the persons who serve as portfolio managers of the Funds. The Board also considered the Adviser’s financial condition and reviewed certain financial information regarding the Adviser and its affiliates (as applicable).

The Board considered the fees payable under the Agreements and the fees and expenses paid by each Fund in light of fees and expenses paid by each Fund’s peer group. The Board noted that the advisory fee for one of the Funds was slightly above the median but that total operating expenses for each Fund was in line with its peer group. In this connection, the Board evaluated the Adviser’s costs and profitability in providing services to the Funds and determined that the Adviser’s profitability on a Fund-by-Fund and complex-wide basis were not excessive. The Board further considered the Adviser’s policies and procedures for the selection of brokers and dealers. The Board also determined that other than the service fees for other services provided to the Funds by affiliates of the Adviser, the Adviser and its affiliates do not receive any material ancillary benefits as a result of the Adviser’s relationship with the Funds.

The Board discussed other factors including economies of scale as Fund asset levels increased, the level of fees the Adviser charges to other accounts for the same or similar services, the Adviser’s compliance systems, and the Funds’ compliance issues during the year.

Based on these considerations, the Board was satisfied that: the Funds were likely to benefit from the nature, quality and extent of the Adviser’s services; the Adviser has the resources to provide the services and to carry out its responsibilities under the Agreements; the Adviser’s compensation, including ancillary benefits, is fair and reasonable; and the performance of each Fund had been strong under the Adviser’s management in relation to the performance of its peer group and benchmark.

Based on the foregoing, the Board, including the Independent Directors, approved the Agreements, as in the best interest of the respective Funds.

SUPPLEMENTAL INFORMATION

PRIVACY POLICY NOTICE

Regions Morgan Keegan Select Funds, their distributor (Morgan Keegan & Company, Inc.) and their agents (referred to as the “Funds,” “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information the Funds Collect

The Funds collect nonpublic personal information about you from the following sources:

■

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

■

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

■	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share the nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

■

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

SUPPLEMENTAL INFORMATION

■

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

■

We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker dealer or other financial intermediary through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information. Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

SUPPLEMENTAL INFORMATION

Employee Access to Information

All of the Funds’ employees must adhere to the Funds’ policy on confidentiality. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

■

The Funds’ website (www.rmkfunds.com) gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

■	Information or data entered into a website will be retained.

■

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

■

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal

SUPPLEMENTAL INFORMATION

account information or change account registration. We can, however, use e-mail to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 800-564-2188.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

PROXY VOTING POLICIES & RECORD OF VOTING ACTIVITY

The Funds vote proxies related to their portfolio securities according to a set of policies and procedures approved by the Funds’ Board of Directors. You may view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 as well as a description of the policies and procedures, without charge, by calling 800-564-2188, by visiting the Fund’s website at www.rmkfunds.com or by visiting the SEC’s website at www.sec.gov.

SUPPLEMENTAL INFORMATION

QUARTERLY REPORTS ON

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings as of the first and third quarters of their fiscal years on Form N-Q with the SEC no more than sixty days after the close of those quarters. You may obtain the Funds’ Form N-Q filings, without charge, by calling 800-564-2188 or you may view these filings by visiting the SEC’s website at www.sec.gov. The Funds’ Form N-Q filings may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information on the operation of the Public Reference Room. A description of the Funds’ policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended June 30, 2006, the amount of long-term capital gain designated by Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select High Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund were $0, $0 and $0, respectively.

For the fiscal year ended June 30, 2006, 0.75%, 0.07% and 2.10% of the distributions from net investment income paid by Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, respectively, are qualifying dividends which may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund during the fiscal year ended June 30, 2006, 0.75%, 0.07% and 2.10%, respectively, qualified for the dividend received deduction available to corporate shareholders.

SUPPLEMENTAL INFORMATION

INVESTMENT ADVISER Morgan Asset Management, Inc. 417 North 20th Street, 15th Floor Birmingham, Alabama 35203	LEGAL COUNSEL Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street, N.W. Washington, D.C. 20006

CUSTODIAN State Street Bank & Trust Company 801 Pennsylvania Avenue Kansas City, Missouri 64105	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Morgan Keegan Tower 50 North Front Street, Suite 1000 Memphis, Tennessee 38103

ADMINISTRATOR, DISTRIBUTOR & TRANSFER AGENT Morgan Keegan & Company, Inc. Morgan Keegan Tower 50 North Front Street Memphis, Tennessee 38103

Shares of Regions Morgan Keegan Select Funds, like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus. An investor should consider each Fund’s investment objectives, risks and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Funds’ prospectus. To obtain a prospectus, call toll-free 800-564-2188. Please read the prospectus carefully before investing.

REGIONS MORGAN KEEGAN FUND COMPLEX

The Regions Morgan Keegan fund complex offers mutual funds with a broad variety of investment objectives to meet the financial needs of all types of investors. With approximately $7.4 billion in assets, the fund complex includes five equity funds, one balanced fund, five bond funds, one tax-exempt bond fund, two money market funds and four closed-end funds. You may see an overview of each Fund by visiting the Funds’ website at www.rmkfunds.com. You may also download each Fund’s most recent marketing flyer, prospectus, and annual and semi-annual reports to shareholders.

REGIONS MORGAN KEEGAN SELECT FAMILY OF FUNDS

■	EQUITY FUNDS

Regions Morgan Keegan Select Mid Cap Growth Fund

Regions Morgan Keegan Select Growth Fund

Regions Morgan Keegan Select Core Equity Fund

Regions Morgan Keegan Select Mid Cap Value Fund

Regions Morgan Keegan Select Value Fund

■	BALANCED FUND

Regions Morgan Keegan Select Balanced Fund

■	BOND FUNDS

Regions Morgan Keegan Select High Income Fund

Regions Morgan Keegan Select Intermediate Bond Fund

Regions Morgan Keegan Select Fixed Income Fund

Regions Morgan Keegan Select Limited Maturity Fixed Income Fund

Regions Morgan Keegan Select Short Term Bond Fund

■	TAX-EXEMPT BOND FUND

Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund

■	MONEY MARKET FUNDS

Regions Morgan Keegan Select Treasury Money Market Fund

Regions Morgan Keegan Select Money Market Fund

REGIONS MORGAN KEEGAN CLOSED-END FUNDS

■	RMK Advantage Income Fund, Inc. (NYSE: RMA)
■	RMK High Income Fund, Inc. (NYSE: RMH)
■	RMK Multi-Sector High Income Fund, Inc. (NYSE: RHY)
■	RMK Strategic Income Fund, Inc. (NYSE: RSF)

Morgan Keegan & Company, Inc. is a full service broker dealer that provides personalized investment services to its clients from over 300 offices in 18 states. Please access our website www.morgankeegan.com to locate the Morgan Keegan branch nearest you or contact us at 1-800-366-7426. Morgan Keegan & Company, Inc. is a wholly owned subsidiary of Regions Financial Corporation, a regional financial holding company (NYSE: RF).

Alabama

Arkansas

Florida

Georgia

Illinois

Indiana

Iowa

Kentucky

Louisiana

Massachusetts

Mississippi

Missouri

New York

North Carolina

South Carolina

Tennessee

Texas

Virginia

Select FUNDS

Regions Morgan Keegan

Item 2.	Code of Ethics.

Form N-CSR disclosure requirement is not applicable to filing for period covered by this report.

Item 3.	Audit Committee Financial Expert.

Form N-CSR disclosure requirement is not applicable to filing for period covered by this report.

Item 4.	Principal Accountant Fees and Services.

Form N-CSR disclosure requirement is not applicable to filing for period covered by this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Fund.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Fund.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Fund.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this report, the Fund’s certifying officers have concluded that such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR and Form N-Q is accumulated and communicated to the Fund’s management to allow timely decisions regarding required disclosure.

(b)	The Fund’s certifying officers are not aware of any changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Fund specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Fund):	Morgan Keegan Select Fund, Inc.

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan
President and Principal Executive Officer

Date:	March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Brian B. Sullivan
Brian B. Sullivan
President and Principal Executive Officer

Date:	March 5, 2007

By (Signature and Title):	/s/ J. Thompson Weller
J. Thompson Weller
Treasurer and Principal Financial Officer

Date:	March 5, 2007